As filed with the Securities and Exchange Commission on November 30, 1998

                                            1933 Act Registration No.
                                                                       --------
                                            1940 Act Registration No. 811-09121


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                [X]

         Pre-Effective Amendment No.                                   [ ]
                                      -----
         Post-Effective Amendment No.                                  [ ]
                                      -----

                                     and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940        [X]

         Amendment No.
                        -----

JNL VARIABLE FUND LLC
         (Exact Name of Registrant as Specified in Charter)

225 West Wacker Drive, Suite 1200, Chicago, Illinois   60606
         (Address of Principal Executive Offices)             (Zip Code)

Registrant's Telephone Number, including Area Code:  (312) 338-5801

Thomas J. Meyer, Esq.                       with a copy to:
JNL Series Trust
Vice President & Counsel            Blazzard, Grodd & Hasenauer P.C.
5901 Executive Drive                P.O. Box 5108
Lansing, Michigan  48911            Westport, Connecticut  06881
         (Name and Address of Agent for Service)

Approximate date of proposed public offering: (Upon the effective date of this Registration Statement)

Title of Securities Being Registered:  Membership interests

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

                              JNL VARIABLE FUND LLC

                              CROSS-REFERENCE SHEET
                            (as required by Rule 495)

                                               Caption in Prospectus or
                                               Statement of Additional
                                               Information relating to
N-1A Item No.                                  each Series
-------------                                  --------------------------------

Part A                                         Prospectus
------                                         ----------

Item   1.         Cover Page                   Front Cover Page

Item   2.         Synopsis                     Fund Expenses

Item   3.         Financial Highlights         Financial Highlights; Performance
                                               Advertising for the Series

Item   4.         General Description of
                  Registrant                   Front Cover Page; Investment
                                               Objectives and Policies; Common
                                               Types of Securities and
                                               Management Practices

Item   5.         Management of the Fund       Management of the Fund

Item   5A         Management's Discussion
                  of Fund Performance          Not Applicable

Item   6.         Capital Stock and Other      Additional Information;
                  Securities                   Performance Advertising for the
                                               Series

Item   7.         Purchase of Securities       Investment in Fund Shares;
                  Being Offered                Share Redemption

Item   8.         Redemption or Repurchase     Share Redemption

Item   9.         Pending Legal Proceedings    Not Applicable

                                               Statement of Additional
Part B                                         Information
------                                         -----------------------

Item 10. Cover Page                            Front Cover Page

Item 11. Table of Contents                     Table of Contents

Item 12. General Information and
         History                               General Information and History

Item 13. Investment Objectives                 Investment Restrictions
         and Policies                          Applicable to All Series;
                                               Common Types of Securities

Item 14. Management of the Fund                Trustees and Officers of the Fund

Item 15. Control Persons and
         Principal Holders of
         Securities                            Trustees and Officers of the Fund

Item 16. Investment Advisory and
         Other Services                        Investment Adviser and Other
                                               Services

Item 17. Brokerage Allocation and
         Other Practices                       Investment Adviser and Other
                                               Services

Item 18. Capital Stock and Other
         Securities                            Additional Information

Item 19. Purchase, Redemption and
         Pricing of Securities
         Being Offered                         Purchases, Redemptions and
                                               Pricing of Shares

Item 20. Tax Status                            Tax Status

Item 21. Underwriters                          Not Applicable

Item 22. Calculation of Performance
         Data                                  Performance

Item 23. Financial Statements                  Financial Statements

Part C
------

Information required to be included in Part C is set forth under the appropriate item, so numbered, in Part C of this Amendment to Registration Statement.

PROSPECTUS
________________, 1999

JNL(R) VARIABLE FUND LLC
225 West Wacker Drive
Chicago, Illinois 60606

This Prospectus provides you with the basic information you should know before investing in the JNL Variable Fund LLC ("Fund"). You should read it and keep it for future reference. A Statement of Additional Information, dated _________, 1999, has been filed with the Securities and Exchange Commission. You can obtain a copy without charge by calling (800) 766-4683, or writing the JNL Variable Fund LLC Service Center, P.O. Box 378002, Denver, Colorado 80237- 8002. The Securities and Exchange Commission maintains a Web site (http://www.sec.gov) that contains the Statement of Additional Information, material incorporated by reference, and other information regarding registrants that file electronically with the Commission.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

The Fund is a non-diversified, open-end management investment company organized under the laws of Delaware as a limited liability company on October 13, 1998. The Fund currently offers interests in eleven separate Series, each with its own investment objective. The interests of the Fund are sold only to Jackson National Separate Account-I, a segregated asset account of Jackson National Life Insurance Company, to fund the benefits of variable annuity policies.

As a result of the market risk inherent in any investment, there is no assurance that the investment objective of any of the Series will be realized. Investments in a Series are neither insured nor guaranteed by the U.S. Government or any other entity or person.

THE  STATEMENT  OF  ADDITIONAL  INFORMATION,   DATED  _____________,   1999,  IS
INCORPORATED HEREIN BY REFERENCE.

                               TABLE OF CONTENTS

                                                                          PAGE



SUMMARY  ...............................................................3

FUND EXPENSES...........................................................4

INVESTMENT OBJECTIVES AND POLICIES......................................6

INVESTMENT OBJECTIVES AND POLICIES - TARGET SERIES......................6

INVESTMENT STRATEGY - TARGET SERIES.....................................9

RISK FACTORS - TARGET SERIES............................................9

DESCRIPTION OF INDICES.................................................14

INVESTMENT OBJECTIVES AND POLICIES - SECTOR SERIES.....................18

RISK FACTORS - SECTOR SERIES...........................................22

MANAGEMENT OF THE FUND.................................................24

INVESTMENT IN FUND INTERESTS...........................................26

INTEREST REDEMPTION....................................................26

ADDITIONAL INFORMATION.................................................27

PERFORMANCE INFORMATION................................................28

TAX STATUS.............................................................33


                               SUMMARY

The Fund

The Fund is a non-diversified, open-end management investment company which currently offers interests in eleven Series as follows: the JNL/First Trust The Dow(SM) Target 5 Series, the JNL/First Trust The Dow(SM) Target 10 Series, the JNL/First Trust Global Target 15 Series, the JNL/First Trust Target 25 Series, the JNL/First Trust Target Small Cap Series, the JNL/First Trust Technology Sector Series, the JNL/First Trust Pharmaceutical/Healthcare Sector Series, the JNL/First Trust Financial Sector Series, the JNL/First Trust Energy Sector Series, the JNL/First Trust Leading Brands Sector Series and the JNL/First Trust Communications Sector Series. Each of the Series has distinct investment objectives and policies. (See "Investment Objectives and Policies.") Additional Series may be added to the Fund in the future. This Prospectus will be supplemented or amended to reflect the addition of any new Series.

This summary, which provides basic information about the Series and the Fund, is qualified in its entirety by reference to the more detailed information provided elsewhere in this Prospectus and in the Statement of Additional Information.

Investment Adviser and Sub-Adviser

Subject to the authority of the Board of Managers of the Fund, Jackson National Financial Services, LLC ("JNFSLLC") serves as the Fund's investment adviser and has responsibility for the overall management of the investment strategies and policies of the Series. JNFSLLC has engaged First Trust Advisors L.P. ("First Trust") to serve as sub-adviser to each of the eleven Series of the Fund.

For additional information concerning JNFSLLC and First Trust, including a description of advisory and sub-advisory fees, see "Management of the Fund."

The Series

The eleven Series of the Fund are comprised of two groups - Target Series and Sector Series.

     Target Series

The Target Series are: JNL/First Trust The Dow(SM) Target 5 Series, JNL/First Trust The Dow(SM) Target 10 Series, JNL/First Trust Global Target 15 Series, JNL/First Trust Target 25 Series and JNL/First Trust Target Small Cap Series. The investment objective of each of these Series is to provide an above- average total return. Each Series seeks to achieve its stated objective by investing in common stocks issued by companies which provide income and are considered to have the potential for capital appreciation.

     Sector Series

The Sector Series are: JNL/First Trust Technology Sector Series, JNL/First Trust Pharmaceutical/Healthcare Sector Series, JNL/First Trust Financial Sector Series, JNL/First Trust Energy Sector Series, JNL/First Trust Leading Brands Sector Series and JNL/ First Trust Communications Sector Series. The investment objective of each Series is to provide for potential capital appreciation by investing the Series' portfolios in common stocks of companies represented by each Series' specific sector or investment focus. Each Series consists of different issues of equity securities which are listed on a ational securities exchange or the Nasdaq Stock Market or traded in the over- the-counter market.

The investment objectives, policies and practices of the Target Series and the Sector Series are not fundamental and may be changed by the Board of Managers without the approval of a majority of the outstanding voting interests of each Series. Certain investment restrictions are fundamental and may not be changed without approval of the interest holders. A complete list of such restrictions is contained in the Statement of Additional Information. There is no assurance that a Series will meet its stated objective.

Investment Risks

Each Series invests in securities that fluctuate in value, and investors should expect each Series' net asset value per interest to fluctuate. Certain Series may invest in stocks that may be traded in the over-the-counter market. Some of these securities may not be as liquid as exchange-listed stocks. In addition, certain Series may invest in the securities of small capitalization companies which may experience greater price volatility than investment companies that invest primarily in more established, larger capitalized companies.

Investments by a Series in foreign securities may be affected by adverse political, diplomatic, and economic developments, changes in foreign currency exchange rates, taxes or other assessments imposed on distributions with respect to those investments, and other factors affecting foreign investments generally.

Each Series is classified as "non-diversified." As a result, each Series is limited as to the percentage of its assets which may be invested in the securities of any one issuer only by its own investment restrictions and by the diversification requirements imposed by the Internal Revenue Code of 1986, as amended. Since each Series may invest a relatively high percentage of its assets in a limited number of issuers, each Series may be more susceptible to any single economic, political or regulatory occurrence and to the financial conditions of the issuers in which it invests. (See "Risk Factors - Target Series" and "Risk Factors - Sector Series.")

Purchases and Redemptions

Individual investors may not purchase or redeem shares of the Series directly; interests may be purchased or redeemed only through variable annuity policies offered by Jackson National Separate Account-I. See "Investment in Fund Interests."

                                 FUND EXPENSES

SHAREHOLDER TRANSACTION EXPENSES

      MAXIMUM SALES LOAD IMPOSED ON PURCHASES               NONE
      MAXIMUM SALES LOAD IMPOSED ON REINVESTED DIVIDENDS    NONE
      DEFERRED SALES LOAD                                   NONE
      REDEMPTION FEES                                       NONE
      EXCHANGE FEE                                          NONE



ANNUAL SERIES OPERATING EXPENSES
(As a percentage of average net assets.)


                                        Management
                                            and                   Total Series
                                       Administrative     Other     Operating
                                            Fee         Expenses*    Expenses
                                       ---------------------------------------

JNL/First Trust The Dow(SM) Target 5
   Series                                   .85%           0%          .85%
JNL/First Trust The Dow(SM Target 10
   Series                                   .85%           0%          .85%
JNL/First Trust Global Target 15 Series     .85%           0%          .85%
JNL/First Trust Target 25 Series            .85%           0%          .85%
JNL/First Trust Target Small Cap Series     .85%           0%          .85%
JNL/First Trust Technology Sector Series    .85%           0%          .85%
JNL/First Trust Pharmaceutical/
   Healthcare Sector Series                 .85%           0%          .85%
JNL/First Trust Financial Sector Series     .85%           0%          .85%
JNL/First Trust Energy Sector Series        .85%           0%          .85%
JNL/First Trust Leading Brands Sector
   Series                                   .85%           0%          .85%
JNL/First Trust Communications Sector
   Series                                   .85%           0%          .85%

* Estimated Expenses

The Series have not yet commenced operations, so estimated expenses for the first fiscal year of operation are shown. Actual expenses may be greater or lesser than those shown.

EXAMPLE:

The following example illustrates the expenses you would incur on a $1,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period:

                                                  1 Year           3 Years
                                                  __________________________

JNL/First Trust The Dow(SM) Target 5 Series       $____            $____
JNL/First Trust The Dow(SM) Target 10 Series      $____            $____
JNL/First Trust Global Target 15 Series           $____            $____
JNL/First Trust Target 25 Series                  $____            $____
JNL/First Trust Target Small Cap Series           $____            $____
JNL/First Trust Technology Sector Series          $____            $____
JNL/First Trust Pharmaceutical/Healthcare
   Sector Series                                  $____            $____
JNL/First Trust Financial Sector Series           $____            $____
JNL/First Trust Energy Sector Series              $____            $____
JNL/First Trust Leading Brands Sector Series      $____            $____
JNL/First Trust Communications Sector Series      $____            $____

The purpose of this table is to assist you in understanding the various costs and expenses that you will bear directly or indirectly. The example assumes a 5% annual rate of return pursuant to the requirements of the Securities and Exchange Commission. This hypothetical rate of return is not intended to be representative of past or future performance of the Series.

                       INVESTMENT OBJECTIVES AND POLICIES

Generally (All Series)

Each Series of the Fund has an investment objective or objectives which it pursues through separate investment policies as described below. While there is careful selection of portfolio securities and constant supervision by a team of professional investment managers, there can be no guarantee that the Series' objectives will be achieved. Because of differences in investment objectives and policies, as well as acceptable degrees of risk, the performance of a Series may differ even though more than one Series may utilize the same securities selection.

The investment objectives and policies set forth in this Prospectus are not fundamental and may be changed by the Managers without interest holder approval. Each Series is subject to additional investment policies and restrictions described in the Statement of Additional Information, some of which are fundamental and may not be changed without interest holder approval.

Interests of the Fund are sold only to Jackson National Separate Account -I ("Account I") to fund the benefits of variable annuity policies ("Policies") issued by Jackson National Life Insurance Company ("Jackson National Life"). Account I purchases interests of the Fund in accordance with variable account allocation instructions received from owners of the Policies. The Fund then uses the proceeds to buy securities for its Series. JNFSLLC manages the Series from day to day to accomplish the Fund's investment objectives. Account I, as an interest holder, has an ownership in the Fund's investments. The Fund also offers to buy back (redeem) interests of the Fund from Account I at any time at net asset value.

Diversification

Each of the Series is "non-diversified" for purposes of the Investment Company Act of 1940, as amended (the "1940 Act") because each invests in the securities of a limited number of issuers. To the extent that any Series invests more than 5% of its assets in a particular issuer, its exposure to credit risks and/or market risks associated with that issuer increases.

INTERNAL REVENUE SERVICE (IRS) LIMITATIONS. Each Series intends to comply with the diversification requirements currently imposed by the IRS on separate accounts of insurance companies as a condition of maintaining the tax-deferred status of variable contracts. More specific information is contained in the prospectus of Account I.

            INVESTMENT OBJECTIVES AND POLICIES - TARGET SERIES

The investment objective of each of the Target Series is to provide an above-average total return by investing in common stocks issued by companies which provide income and are considered to have the potential for capital appreciation (the "Equity Securities"). Each Series seeks to achieve its stated objective through a combination of capital appreciation and dividend income (except the JNL/First Trust Target Small Cap Series which seeks to achieve its stated objective through capital appreciation.) Each Target Series may also invest in futures, options, warrants and repurchase agreements and may engage in securities lending.

he JNL/First Trust The Dow(SM) Target 5 Series, the JNL/First Trust The Dow(SM) Target 10 Series, the JNL/First Trust Target 25 Series and the JNL/First Trust Target Small Cap Series may be referred to, collectively herein, as the "Domestic Target Series."

The Equity Securities to be invested in by each Target Series will initially be chosen on _______________, 1999 ("Initial Stock Selection Date") based on the criteria described below for each Target Series. These Equity Securities will then be held by each Series for the 12-month period following the Initial Stock Selection Date.

JNL/First Trust The Dow(SM) Target 5 Series and JNL/First Trust The Dow(SM) Target 10 Series

The JNL/First Trust The Dow(SM) Target 5 Series will invest in the common stocks of the five companies with the lowest per share stock price of the ten companies in the Dow Jones Industrial Average (SM) (the "Dow") that have the highest dividend yield as of the close of business on or about the last business day prior to the beginning of the Series' annual term ("The Dow(SM) Target 5 Series Annual Stock Selection Date.")

The JNL/First Trust The Dow(SM) Target 10 Series will invest in the common stocks of the ten companies in the Dow that have the highest dividend yield as of the close of business on or about the last business day prior to the beginning of the Series' annual term ("The Dow(SM) Target 10 Series Annual Stock Selection Date.") These ten companies are popularly known as the "Dogs of the Dow."

The stocks held in each Series are not expected to reflect the entire Dow index. The prices of Series interests are not intended to track movements of the Dow. The Dow consists of thirty stocks selected by Dow Jones & Company, Inc. (publishers of The Wall Street Journal) as representing American industry and the broader domestic stock market. (For additional information concerning the Dow, see "Description of Indices - The Dow Jones Industrial Average.")

JNL/First Trust Global Target 15 Series

The JNL/First Trust Global Target 15 Series will invest in the common stocks of companies which are components of the Dow, the Financial Times Industrial Ordinary Share Index ("FT Index") and the Hang Seng Index. The Global Target 15 Series consists of common stocks of the five companies with the lowest per share stock price of the ten companies in each of the Dow, FT Index and Hong Seng Index, respectively, that have the highest dividend yield in the respective index as of the close of business on or about the last business day prior to the beginning of the Series' annual term ("Global Target 15 Series Annual Stock Selection Date").

Investors in the Global Target 15 Series should note that an investment in a portfolio which contains foreign equity securities involves risks in addition to those normally associated with an investment in a portfolio consisting solely of domestic equity securities. Also, the reversion of Hong Kong to Chinese control on July 1, 1997 may adversely affect the Equity Securities of Hong Kong issuers contained in the Global Target 15 Series.

JNL/First Trust Target 25 Series

The JNL/First Trust Target 25 Series will invest in the common stocks of 25 companies selected from a pre-screened subset of the stocks listed on the New York Stock Exchange ("NYSE") as of the close of business on or about the last business day prior to the beginning of the Series' annual term ("Target 25 Series Annual Stock Selection Date").

The Target 25 Series consists of a portfolio of 25 common stocks selected through the following four-step process (the "Target 25 Strategy") from a pre-screened subset of the stocks listed on the NYSE as of the Target 25 Series Initial Stock Selection Date. The first step begins by selecting all the dividend-paying stocks listed on the NYSE (excluding financial, transportation and utility stocks, American Depositary Receipts, limited partnerships and any stock included in the Dow). The second step ranks the stocks from highest to lowest market capitalization, and the 400 highest market cap stocks are selected. The third step then ranks the 400 stocks from highest to lowest dividend yield, and the 75 highest dividend-yielding stocks are chosen. Step four takes these remaining 75 stocks, discards the 50 highest dividend- yielding stocks and the remaining 25 stocks are selected for the portfolio. In addition, companies which, based on publicly available information as of the Target 25 Series Initial Stock Selection Date, are the subject of an announced business combination which is expected to be concluded within six months of the Initial Stock Selection Date have been excluded from the Target 25 Series.

JNL/First Trust Target Small Cap Series

The JNL/First Trust Target Small Cap Series will invest in a portfolio of common stocks of small capitalization ("small cap") companies selected from a pre-screened subset of the common stocks listed on the NYSE, the American Stock Exchange ("AMEX") or The Nasdaq Stock Market ("Nasdaq") as of the close of business on or about the last business day prior to the beginning of the Series' annual term ("Target Small Cap Series Annual Stock Selection Date").

The Target Small Cap Series consists of a portfolio of 40 common stocks selected on the Target Small Cap Series Initial Stock Selection Date through the following six-step process (the "Target Small Cap Strategy"). The first step selects all U.S. registered corporations which trade on the NYSE, AMEX or Nasdaq (excluding limited partnerships, American Depositary Receipts and mineral and oil royalty trusts). The second step selects only those companies which, based on 1997 dollars, have a market capitalization of between $150 million and $1 billion and whose stock has an average daily dollar trading volume of at least $500,000. The third step selects those stocks with positive three-year sales growth. The fourth step selects those stocks whose most recent annual earnings are positive. The fifth step eliminates any stock whose price has appreciated by more than 75% in the last 12 months. Finally, from this list the 40 stocks with the greatest price appreciation in the last 12 months are purchased on a relative market capitalization basis (highest to lowest) for the Target Small Cap Series. In each of the above steps, monthly and rolling quarterly data are used in place of annual figures where possible. In addition, companies which, based on publicly available information as of the Target Small Cap Series Initial Stock Selection Date, are the subject of an announced business combination which is expected to be concluded within six months of the Initial Stock Selection Date, have been excluded from the Target Small Cap Series.

                      INVESTMENT STRATEGY - TARGET SERIES


At the Initial Stock Selection Date for each Series, a percentage relationship among the number of Equity Securities in a Series will be established. When additional funds are deposited into the Series, additional Equity Securities will be purchased in such numbers reflecting as nearly as practicable the percentage relationship of the number of Equity Securities established at the initial purchase. Sales of Equity Securities by a Series will likewise attempt to replicate the percentage relationship of Equity Securities. The percentage relationship among the number of Equity Securities in a Series should therefore remain stable. However, given the fact that the market price of such Equity Securities will vary throughout the year, the value of the Equity Securities of each of the companies as compared to the total assets of the Series will fluctuate during the year, above and below the proportion established on a Stock Selection Date. At the Annual Stock Selection Date for each Series, a new percentage relationship will be established among the number of Equity Securities for each Series on such date. Thus the Series may or may not hold Equity Securities of the same companies as the previous year. Any purchase or sale of additional Equity Securities during the year will duplicate, as nearly as practicable, the percentage relationship among the number of Equity Securities as of the Annual Stock Selection Date since the relationship among the value of the Equity Securities on the date of any subsequent transactions may be different that the original relationship among their value.

It is generally not possible for Fund management to purchase round lots (usually 100 shares) of stocks in amounts that will precisely duplicate the prescribed mix of Equity Securities. Also, it usually is impossible for a Series to be 100% invested in the prescribed mix of Equity Securities at any time. To the extent that a Series is not fully invested, the interests of variable annuity Policy owners may be diluted and total return may not directly track the investment results of the prescribed mix of Equity Securities (i.e., the five stocks held in the Dow Target 5 Series). To minimize this effect, Fund management will try, as much as practicable, to maintain a minimum cash position at all times.
Normally, the only cash items held by a Series are amounts expected to be deducted as expenses and amounts too small to purchase additional round lots of the Equity Securities.

The Target Series have not been designed so that their prices will parallel or correlate with movements in the Dow or any other index, and it is not expected that their prices will do so.


                           RISK FACTORS - TARGET SERIES

Generally

An investment in a Target Series should be made with an understanding of the risks associated therewith, including, among other factors, the possible deterioration of either the financial condition of the issuers or the general condition of the applicable stock market (which, although being at historically high levels, have recently experienced substantial volatility and significant declines), governmental, political, economic and fiscal policies of the representative countries (especially Hong Kong following the July 1, 1997 reversion to Chinese control) volatile interest rates, economic recession, the lack of adequate financial information concerning an issuer and exchange control restrictions impacting foreign issuers.

The Equity Securities selected for certain Target Series (with the exception of the Target Small Cap Series) generally share attributes that have caused them to have lower prices or higher yields relative to other stocks in their respective index or Exchange. The Equity Securities may, for example, be experiencing financial difficulty, or be out of favor in the market because of weak performance, poor earnings forecasts or negative publicity; or they may be reacting to general market cycles. There can be no assurance that the market factors that caused the relatively low prices and high dividend yields of the Equity Securities will change, that any negative conditions adversely affecting the stock prices will not deteriorate, that the dividend rates on the Equity Securities will be maintained or that share prices will not decline further during the life of the Series, or that the Equity Securities will continue to be included in the respective indices or Exchanges.

Investing in stocks with the highest dividend yields amounts to a contrarian strategy because these shares are often out of favor. Such strategy may be effective in achieving a Target Series' investment objective because regular dividends are common for established companies and dividends have often accounted for a substantial portion of the total return on stocks of the index as a group. However, there is no guarantee that either a Series' objective will be achieved or that a Series will provide for capital appreciation in excess of such Series' expenses. Because of the contrarian nature of the Target Series and the attributes of the common stocks which caused inclusion in the portfolio, the Series may not be appropriate for investors seeking either preservation of capital or high current income.

Equity Securities from time to time may be sold under certain circumstances described herein. Equity Securities, however, will not be sold by a Series to take advantage of market fluctuations or changes in anticipated rates of appreciation or depreciation or if the Equity Securities no longer meet the criteria by which they were selected for a Series. However, Equity Securities will be sold on or about each Annual Stock Selection Date in accordance with the stock selection strategy.

Whether or not the Equity Securities are listed on a securities exchange, the principal trading market for the Equity Securities may be in the over-the-counter market. As a result, the existence of a liquid trading market for the Equity Securities may depend on whether dealers will make a market in the Equity Securities. There can be no assurance that a market will be made for any of the Equity Securities, that any market for the Equity Securities will be maintained or that there will be sufficient liquidity of the Equity Securities in any markets made. The price at which the Equity Securities may be sold to meet transfers, partial withdrawals or surrenders and the value of a Series will be adversely affected if trading markets for the Equity Securities are limited or absent.

Investors should be aware of certain other considerations before making a decision to invest in a Series. The value of common stocks is subject to market fluctuations for as long as the common stocks remain outstanding, and thus, the value of the Equity Securities will fluctuate over the life of a Series and may be more or less than the price at which they were purchased by such Series. The Equity Securities may appreciate or depreciate in value (or pay dividends) depending on the full range of economic and market influences affecting these securities, including the impact of the Series' purchase and sale of the Equity Securities and other factors.

An investment in a Target Series should be made with an understanding of the risks which an investment in common stocks entails. The Series may not be appropriate investments for those who are unable or unwilling to assume the risks involved generally with any equity investment. In general, the value of your investment will decline if the financial condition of the issuers of the common stocks becomes impaired or if the general condition of the relevant stock market worsens. Common stocks are especially susceptible to general stock market movements and to volatile increases and decreases of value, as market confidence in and perceptions of the issuers change. These perceptions are based on unpredictable factors including expectations regarding government, economic, monetary and fiscal policies, inflation and interest rates, economic expansion or contraction, and global or regional political, economic or banking crises. In addition, due to the objective nature of the investment selection criteria, the Series may be for certain periods considered concentrated in various industries. Neither JNFSLLC nor First Trust can predict the direction or scope of any of these factors. Common stocks have generally inferior rights to receive payments from the issuer in comparison with the rights of creditors of, or holders of debt obligations or preferred stocks issued by, the issuer. Moreover, common stocks do not represent an obligation of the issuer and therefore do not offer any assurance of income or provide the degree of protection of capital provided by debt securities. Each Target Series is not actively managed and Equity Securities will not be sold to take advantage of market fluctuations or changes in anticipated rates of appreciation. Each strategy has underperformed the Dow in recent years.

Neither JNFSLLC nor First Trust shall be liable in any way for any default, failure or defect in any Equity Security.

Small Capitalization Companies

Certain or all of the Equity Securities in the Target Small Cap Series and the Target 25 Series may be small cap company stocks. While, historically, small cap company stocks have outperformed the stocks of large companies, the former have customarily involved more investment risk as well. Small cap companies may have limited product lines, markets or financial resources; may lack management depth or experience; and may be more vulnerable to adverse general market or economic developments than large companies. Some of these companies may distribute, sell or produce products which have recently been brought to market and may be dependent on key personnel.

The prices of small company securities are often more volatile than prices associated with large company issues, and can display abrupt or erratic movements at times, due to limited trading volumes and less publicly available information. Also, because small cap companies normally have fewer shares outstanding and these shares trade less frequently than large companies, it may be more difficult for the Series which contain these Equity Securities to buy and sell significant amounts of such shares without an unfavorable impact on prevailing market prices.

Lack of Diversification

The  Target  Series  are  not  diversified.  This  can  expose  each  Series  to potentially greater market fluctuations than might be experienced by a diversified fund. An investment in The Dow(SM) Target 5 Series may subject an investor to additional risk due to the relative lack of diversity in its portfolio since the portfolio contains only five stocks. Therefore, The Dow(SM) Target 5 Series may be subject to greater market risk than other Series which may contain a more diversified portfolio of securities. The Target Series are not designed to be a complete investment program for an investor. Variable annuity Policy owners, in light of their own financial situations and goals, should consider other additional funding options in order to diversify the allocations of their Policy assets.

Year 2000

There is concern that some computer systems used today are unable to process and calculate date-related information because they are not programmed to distinguish between the year 2000 and the year 1900. This is commonly known as the "Year 2000 Problem."

The Fund relies entirely on outside service providers for the processing of its business. To the extent that a service provider utilizes computers to process the Fund's business, the smooth operation of the Fund depends on the ability of those computers to continue to function properly.

The Fund has contacted each of its service providers to ascertain the service provider's state of readiness for the year 2000. Each of the service providers has indicated to the Fund that, at this time, it is either Year 2000 compliant or that it has identified its systems which are not currently Year 2000 compliant and that it intends to make such systems compliant before December 31, 1999. The Fund intends to continue to monitor the Year 2000 status of its service providers.

Based on the information currently available, the Fund does not anticipate any material impact on the delivery of services to and by the Fund. However, since the Fund must rely on the information provided to it by its service providers, there can be no assurance that the steps taken by the service providers in preparation for the Year 2000 will be sufficient to avoid any adverse impact on the Fund.

The Year 2000 Problem is expected to impact corporations, which may involve issuers of the Equity Securities contained in the Target Series, to varying degrees based upon various factors, including, but not limited to, their industry sector and degree of technological sophistication. Neither JNFSLLC nor First Trust is able to predict what impact, if any, the Year 2000 Problem will have on issuers of the Equity Securities contained in the Series.

Litigation

Certain of the issuers of Equity Securities in certain Series may be involved in the manufacture, distribution and sale of tobacco products. Pending litigation proceedings against such issuers in the United States and abroad cover a wide range of matters including product liability and consumer protection. Damages claimed in such litigation alleging personal injury (both individual and class actions), and in health cost recovery cases brought by governments, labor unions and similar entities seeking reimbursement for health care expenditures, aggregate many billions of dollars.

In June 1997, companies in the U.S. tobacco industry entered into a negotiated settlement which would result in the resolution of significant litigation and regulatory issues affecting the tobacco industry generally. The proposed settlement, while extremely costly to the tobacco industry, would significantly reduce uncertainties facing the industry and increase stability in business and capital markets. However, legislation pending or proposed in the United States Congress threatens this negotiated settlement, substantially changing many aspects of it and increasing the uncertainty surrounding the proposed resolution of issues. This legislation could adversely affect the value, operating revenues and financial position of tobacco companies. The Fund is unable to predict the outcome of litigation pending against tobacco companies or how the current uncertainty concerning regulatory and legislative measures will ultimately be resolved. These and other possible developments may have a significant impact upon the price of such Equity Securities and the value of the Series containing such Equity Securities.

To the best of JNFSLLC's knowledge, other than tobacco litigation, there is no litigation pending as of the date of the Prospectus with respect to any Equity Security which might reasonably be expected to have a material adverse effect on the Series. At any time after the date of the Prospectus, litigation may be instituted on a variety of grounds with respect to the Equity Securities. JNFSLLC is unable to predict whether any such litigation will be instituted, or if instituted, whether such litigation might have a material adverse effect on the Series.

Legislation

At any time after the date of the Prospectus, legislation may be enacted that could negatively affect the Equity Securities in the Series or the issuers of the Equity Securities. Changing approaches to regulation, particularly with respect to the environment or with respect to the petroleum industry, may have a negative impact on certain companies represented in the Series. There can be no assurance that future legislation, regulation or deregulation will not have a material adverse effect on the Series or will not impair the ability of the issuers of the Equity Securities to achieve their business goals.

Foreign Securities

Since certain of the Equity Securities included in the Global Target 15 Series consist of common stocks of foreign issuers, an investment in such Series involves certain investment risks that are different in some respects from an investment in a Series which invests entirely in common stocks of domestic issuers. These investment risks include the possible imposition of future political or governmental restrictions which might adversely affect the payment or receipt of dividends on the relevant Equity Securities, the possibility that the financial condition of the issuers of the Equity Securities may become impaired or that the general condition of the relevant stock market may deteriorate, the limited liquidity and relatively small market capitalization of the relevant securities market, the imposition of expropriation or confiscatory taxation, economic uncertainties, the lack of the quantity and quality of publicly available information concerning the foreign issuers as such issuers are generally not subject to the same reporting and accounting requirements as domestic issuers, and the effect of foreign currency devaluations and fluctuations on the value of the common stocks and dividends of foreign issuers in terms of U.S. dollars. In addition, fixed brokerage commissions and other transaction costs on foreign securities exchanges are generally higher than in the United States and there is generally less government supervision and regulation of exchanges, brokers and issuers in foreign countries than there is in the United States.

On the basis of the best information available to First Trust at the present time, none of the Equity Securities in the Global Target 15 Series are subject to exchange control restrictions under existing law which would materially interfere with payment to such Series of dividends due on, or proceeds from the sale of, the Foreign Equity Securities. The adoption of such restrictions or other legal restrictions could adversely impact the marketability of the Foreign Equity Securities and may impair the ability of such Series to satisfy redemptions or could cause delays or increase the costs associated with the purchase and sale of the Foreign Equity Securities.

The purchase and sale of the Foreign Equity Securities will generally be effected only in foreign securities markets. Although First Trust does not believe that the Global Target 15 Series will encounter obstacles in acquiring or disposing of the Foreign Equity Securities, investors should be aware that in certain situations it may not be possible to purchase or sell a Foreign Equity Security in a timely manner for any number of reasons, including lack of liquidity in the relevant market, the unavailability of a seller or purchaser of the Foreign Equity Securities, and restrictions on such purchases or sales by reason of federal securities laws or otherwise.

An  investment  in the Global Target 15 Series will also be subject to the risks
of  currency   fluctuations   associated  with  investments  in  foreign  Equity
Securities trading in non-U.S. currencies.

More detailed information concerning the risks involved in investing in the securities of foreign issuers is contained in the Statement of Additional Information.

                            DESCRIPTION OF INDICES

The portfolio of the Global Target 15 Series consists of common stocks of the five companies with the lowest per share stock price of the ten companies in each of the Dow, FT Index and the Hang Seng Index, respectively, that have the highest dividend yield in the respective index as of the Domestic Stock Selection Date in the case of the Dow stocks and the Foreign Stock Selection Date in the case of the FT Index stocks and Hang Seng Index Stocks.

The yield for each Equity Security contained in a Domestic Target Series (with the exception of the Target Small Cap Series, for which dividend yield is not a criterion for stock selection) or listed on the Dow is calculated by annualizing the last quarterly or semi-annual ordinary dividend declared and dividing the result by the market value of such Equity Security as of the close of business on the Domestic Stock Selection Date (or the Target 25 Series Stock Selection Date in the case of the Target 25 Series). The yield for each Equity Security listed on the FT Index or the Hang Seng Index is calculated by adding together the most recent interim and final dividend declared and dividing the result by the market value of such Equity Security as of the close of business on the Foreign Stock Selection Date.

"Dow Jones Industrial Average(SM)", "DJIA(SM)", "Dow Industrials(SM)", "Dow 30(SM)," "The Dow(SM)" and "The Dow 10(SM)" are service marks of Dow Jones & Company, Inc. ("Dow Jones") and have been licensed for use for certain purposes by First Trust. None of the Series, including, and in particular, The Dow(SM) Target 5 Series and The Dow(SM) Target 10 Series, are endorsed, sold, or promoted by Dow Jones, and Dow Jones makes no representation regarding the advisability of investing in such products.

In addition, the publishers of the Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index"), Ibbotson Small-Cap Index, FT Index and the Hang Seng Index are not affiliated with JNFSLLC or First Trust and have not participated in the creation of the Series or the selection of the Equity Securities included therein. There is, of course, no guarantee that the objective of any Series will be achieved.

Any changes in the components of any of the respective indices or in the composition of the stocks listed on the NYSE, AMEX or Nasdaq made after the respective Stock Selection Date will not cause a change in the identity of the common stocks included in a Series, including any additional Equity Securities deposited thereafter.

Investors should note that the above criteria were applied and will in the future be applied to the Equity Securities selected for inclusion in the Series as of the respective Stock Selection Date. Additional Equity Securities which were originally selected through this process may be purchased throughout the year, as investors may continue to invest in the Series, even though the yields on these Equity Securities may have changed subsequent to the previous Stock Selection Date. These Equity Securities may no longer be included in the index, or may not meet a Series' selection criteria at that time, and therefore, such Equity Securities would no longer be chosen for inclusion in the Series if the selection process were to be performed again at that time. The Equity Securities selected and the percentage relationship among the number of shares will not change for purchases or sales by a Series until the next Annual Stock Selection Date.

The Dow Jones Industrial Average(SM)

The Dow was first published in The Wall Street Journal in 1896. Initially consisting of just 12 stocks, the Dow expanded to 20 stocks in 1916 and to its present size of 30 stocks on October 1, 1928. The stocks are chosen by the editors of The Wall Street Journal as representative of the broad market and of American industry. The companies are major factors in their industries and their stocks are widely held by individuals and institutional investors. Changes in the components of the Dow are made entirely by the editors of The Wall Street Journal without consultation with the companies, the stock exchange or any official agency. For the sake of continuity, changes are made rarely. Most substitutions have been the result of mergers, but from time to time, changes may be made to achieve a better representation. The components of the Dow may be changed at any time for any reason. Any changes in the components of the Dow made after the Initial Stock Selection Date will not cause a change in the identity of the Equity Securities involved in a Target Series, including any Equity Securities deposited in a Target Series, except on an Annual Stock Selection Date. The following is a list of the companies which currently comprise the Dow.

AT&T Corporation                   Hewlett-Packard Co.
Allied Signal                      International Business Machines Corporation
Aluminum Company of America        International Paper Company
American Express Company           Johnson & Johnson
Boeing Company                     McDonald's Corporation
Caterpillar Inc.                   Merck & Company, Inc.
Chevron Corporation                Minnesota Mining & Manufacturing Company
Citigroup                                        J.P. Morgan & Company, Inc.
Coca-Cola Company                  Philip Morris Companies, Inc.
Walt Disney Company                Proctor & Gamble Company
E.I. du Pont de Nemours & Company  Sears, Roebuck & Company
Eastman Kodak Company              Union Carbide Corporation
Exxon Corporation                  United Technologies Corporation
General Electric Company           Wal-Mart Stores, Inc.
General Motors Corporation
Goodyear Tire & Rubber Company

The Fund is not sponsored, endorsed, sold or promoted by Dow Jones. Dow Jones makes no representation or warranty, express or implied, to the Fund's interest holders or any member of the public regarding the advisability of purchasing the Fund. Dow Jones' only relationship to the Fund, Jackson National Life, JNFSLLC or First Trust is the licensing of certain copyrights, trademarks, servicemarks and service names of Dow Jones. Dow Jones has no obligation to take the needs of Jackson National Life, JNFSLLC, First Trust or variable annuity owners into consideration in determining, composing or calculating the Dow. Dow Jones is not responsible for and has not participated in the determination of the terms and conditions of the Fund, including the pricing of Fund interests or the amount payable under variable annuity contracts. Dow Jones has no obligation or liability in connection with the administration or marketing of the Fund or any variable annuity contracts.

DOW JONES DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE DOW JONES INDUSTRIAL AVERAGE(SM) OR ANY DATA INCLUDED THEREIN AND DOW JONES SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSION, OR INTERRUPTIONS THEREIN. DOW JONES MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE FUND, JACKSON NATIONAL LIFE, JNFSLLC, FIRST TRUST OR VARIABLE ANNUITY OWNERS OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE DOW JONES INDUSTRIAL AVERAGE(SM) OR ANY DATA INCLUDED THEREIN. DOW JONES MAKES NO EXPRESS OR IMPLIED WARRANTIES AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE DOW JONES INDUSTRIAL AVERAGE(SM) OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL DOW JONES HAVE ANY LIABILITY FOR ANY LOST PROFITS OR INDIRECT, PUNITIVE, SPECIAL OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

The Financial Times Industrial Ordinary Share Index

The FT Index began as the Financial News Industrial Ordinary Share Index in London in 1935 and became the Financial Times Industrial Ordinary Share Index in 1947. The Financial Times Ordinary Index is calculated by FTSE International Ltd ("FTSE") . All copyright in the Index Constituent list vests in FTSE. The FT Index is comprised of 30 common stocks chosen by the editors of The Financial Times as representative of the British industry and commerce. This index is an unweighted average of the share prices of selected companies, which are highly capitalized, major factors in their industries and their stocks are widely held by individuals and institutional investors. Changes in the components of the FT Index are made entirely by the editors of The Financial Times without consultation with the companies, the stock exchange or any official agency. For the sake of continuity, changes are made rarely. However, on December 16, 1997 Diageo PLC and Scottish Power PLC replaced Guinness PLC and Grand Metropolitan PLC. Most substitutions have been the result of mergers or because of poor share performance, but from time to time, changes may be made to achieve a better representation. The components of the FT Index may be changed at any time for any reason. The following stocks are currently represented in the FT Index:

ASDA Group                      Glaxo Wellcome Plc
Allied Domecq Plc               Granada Group Plc
BG Plc                          Guest Keen & Nettlefolds (GKN) Plc
BOC Group                       Imperial Chemical Industries Plc
BTR Plc                         Lloyds TSB Group Plc
Blue Circle Industries Plc      Lucas Varity Plc
Boots Company Plc               Marks & Spencer Plc
British Airways Plc             National Westminster Bank
British Petroleum Plc           Peninsular & Oriental Steam Navigation Company
British Telecommunications PLC  Reuters Holdings
Cadbury Schweppes Plc           Royal & Sun Alliance Insurance Group
Courtaulds Plc                  Scottish Power Plc
Diageo Plc                      SmithKline Beecham
EMI Group Plc                   Tate & Lyle Plc
General Electric Company Plc    Vodafone Plc

The Hang Seng Index

The Hang Seng Index was first published in 1969 and presently consists of 33 of the 358 stocks currently listed on the Stock Exchange of Hong Kong Ltd. (the "Hong Kong Stock Exchange"), and it includes companies intended to represent four major market sectors: commerce and industry, finance, properties and utilities. The Hang Seng Index is a recognized indicator of stock market performance in Hong Kong. It is computed on an arithmetic basis, weighted by market capitalization, and is therefore strongly influenced by stocks with large market capitalizations. The Hang Seng Index represents approximately 70% of the total market capitalization of the stocks listed on the Hong Kong Stock Exchange. On January 27, 1998, China Telecom Ltd. and Shanghai Industrial Holdings Ltd. were added to the Hang Seng Index replacing Shun Tak Holdings Ltd. and South China Morning Post Holdings Ltd. The Hang Seng Index is currently comprised of the companies on the following list:

Amoy Properties Ltd.                      Hong Kong and China Gas
Bank of East Asia                         Hong Kong Electric Holdings Ltd.
Cathay Pacific Airways                    Hong Kong & Shanghai Hotels, Limited
Cheung Kong                               Hong Kong Telecommunications Ltd.
Cheung Kong Infrastructure Holdings Ltd.  Hopewell Holdings
China Light & Power                       Hutchison Whampoa
China Resources Enterprise Ltd.           Hysan Development Company Ltd.
China Telecom Ltd.                        New World Development Co. Ltd.
Citic Pacific                             Shanghai Industrial Holdings Ltd.
First Pacific Company Ltd.                Shangri-La Asia Ltd.
Great Eagle Holdings Ltd.                 Sino Land Co. Ltd.
Guangdong Investment                      Sun Hung Kai Properties Ltd.
HSBC Holdings Plc                         Swire Pacific (A)
Hang Lung Development Company             Television Broadcasts
Hang Seng Bank                            Wharf Holdings Ltd.
Henderson Investment Ltd.                 Wheelock & Co.
Henderson Land Development Co. Ltd.

Except as previously described, neither the publishers of the S&P 500 Index, Ibbotson Small-Cap Index, Dow, FT Index nor the Hang Seng Index have granted the Series or Jackson National Life, JNFSLLC or First Trust a license to use their respective Index. The Series are not designed so that prices will parallel or correlate with the movements in any particular index or a combination thereof and it is expected that their prices will not parallel or correlate with such movements. The publishers of the S&P 500 Index, Ibbotson Small-Cap Index, Dow, FT Index and the Hang Seng Index have not participated in any way in the creation of the Series or in the selection of stocks in the Series and have not approved any information related thereto.


           INVESTMENT OBJECTIVES AND POLICIES - SECTOR SERIES

The investment objective of each of the Sector Series is to provide for potential capital appreciation by investing each Series' portfolio in common stocks of companies represented by each Series' specific sector or investment focus. Each Series will invest in different issues of equity securities which are listed on a national securities exchange or The Nasdaq Stock Market or traded in the over-the-counter markets ("Equity Securities"). The Sector Series will be actively managed. Each Sector Series may also invest in futures, options, warrants and repurchase agreements and may engage in securities lending. For a discussion of the risks involved in investing in each Series, see "Risk Factors - Sector Series."

JNL/First Trust Leading Brands Sector Series

The objective of the Leading Brands Sector Series is to provide investors with the potential for above-average capital appreciation through an investment in a diversified portfolio of common stocks of companies considered to be leaders in their industries.

The Series consists of a portfolio of companies involved in the consumer goods industry. This type of diversification can help offset risk, although it does not eliminate it entirely. Furthermore, to achieve this type of diversification on your own would require substantial time and capital commitments.

Almost every American is familiar with brand name companies like "Coca-Cola," "Walt Disney," "Gillette" and "McDonalds." They are household names, and their products can be found in almost every home across the country. Increasingly, such companies are becoming household names overseas as well. Many of these companies already have a strong presence in international markets; and they stand to benefit even more from the increasing demands of growing populations, rising standards of living, more relaxed foreign trade agreements, and improved political climates in many countries around the world. In addition, leading brands companies have large advertising budgets, as well as strong research and development areas which enable them to further expand into new markets.

Furthermore, these companies have strong financial positions and market dominance, competitive advantages, skilled management, and essential products and services. Generally, consumer goods companies with these attributes perform strongly, even during uncertain economic times.

In general, First Trust believes these companies have above-average growth prospects for sales and earnings, established market shares for their products and services, and lower than average debt.

JNL/First Trust Communications Sector Series

The objective of the Communications Sector Series is to provide investors with potential for above-average capital appreciation through an investment in a diversified portfolio of common stocks of communications companies which First Trust believes are positioned to take advantage of the convergence of many types of communications around the world. The Series' portfolio is diversified across domestic and international companies involved in cable television, computer networking, communications equipment, communications services and wireless communications. A diversified portfolio helps to offset the risks normally associated with such an investment, although it does not eliminate them entirely. The companies selected for the Series have been researched and evaluated using database screening techniques, fundamental analysis and the judgment of First Trust's research analysts. In general, First Trust believes these companies have above-average growth prospects for sales and earnings, established market shares for their services and lower- than-average levels of debt.

In First Trust's opinion, the communications industry is expected to benefit from the convergence of a variety of industries including entertainment, media and publishing. Companies well-positioned within the communications industry are poised for both increased revenue and earnings growth potential over the next several years. The Telecommunications Act of 1996 broke down many regulatory barriers in the United States, making it possible for companies once precluded from offering multiple communication services to do so now. Cable television companies, for instance, can now offer telephone services while telephone companies can offer video services. Increased competition and opportunities will arise as telephone companies are able to offer both long- distance and local services. Foreign markets are opening at a rapid pace. In fact, 69 countries representing more than 90% of world telecommunications revenue recently signed an agreement to move to deregulation and privatization. This worldwide deregulation is likely to accelerate global demand for communications services. Due to the fast pace of technological advances, domestic and global demand for communications services and equipment is increasing. Recent advances, such as wireless phones, fiber optics and the Internet, are allowing businesses, individuals and governments greater access to a variety of communications services at lower costs. This increased access, in turn, is fueling the demand for products from manufacturers of communications equipment and computer networks. In addition, future technological advances will only serve to further reduce communications- related costs and to stimulate demand.

JNL/First Trust Energy Sector Series

The objective of the Energy Sector Series is to provide investors with the potential for above-average capital appreciation through an investment in a diversified portfolio of common stocks of energy companies which First Trust believes are positioned to take advantage of the world's increasing demand for energy. The Series' portfolio will be diversified across many energy sectors, including integrated oil, oil field services and equipment, oil and gas production, and natural gas. The companies selected for the Series have been researched and evaluated using database screening techniques, fundamental analysis and the judgment of First Trust's research analysts. To help reduce risk, the Series avoids small companies, newly-issued stocks and stocks with little or no earnings. In general, First Trust believes the companies selected for the Series have above-average growth prospects for both sales and earnings and lower-than-average levels of debt.

Worldwide demand for energy continues to increase daily, driven primarily by the rapid developments in newly-industrialized countries in Asia, Eastern Europe and Latin America. Energy prices are expected to rise by decade's end because currently energy supplies are being drained by the world's demands for energy. By the year 2020, it is projected that the world will consume three times as much energy as it did 25 years ago. Most of the added consumption is attributed to the developing countries of Asia, where it is estimated that their consumption will exceed all of North America by 36% in the year 2020. Industry overcapacity and declining energy prices in the 1980s forced energy companies to become more competitive under difficult conditions. As a result, energy companies have greatly improved their operating efficiencies through cost cutting, consolidation and new technologies as discussed below:

* Consolidation and the divestiture of non-core assets has reduced industry capacity and allowed companies to focus on their core operations.

* New technologies are expected to lead to the discovery of additional energy reserves and lower the cost of developing these reserves. Given these measures, energy companies are positioned for significantly improved profitability when energy prices increase, as analysts expect.


JNL/First Trust Financial Sector Series

The objective of the Financial Sector Series is to provide for the potential for above-average capital appreciation through an investment in a diversified portfolio of common stocks of companies which are money center banks, major regional banks, financial and investment service providers and insurance companies. The companies selected for the Series have been researched and evaluated using database screening techniques, fundamental analysis and the judgment of First Trust's research analysts. To help reduce risk, the Series avoids small companies, newly-issued stocks and stocks with little or no earnings.

The financial services industry continues to evolve as banks and insurers expand their businesses through innovative products and services. First Trust believes the companies in the Series are ideally positioned to benefit from the rapid changes in this industry. The following factors support the positive outlook for financial services companies:

* The banking, financial services and insurance industries continue to experience significant consolidation.

* Given their high level of profitability and earnings growth, the companies included in the portfolio trade at attractive valuation levels relative to the S&P 500 and their historic trading range.

* Baby boomers are becoming heirs and heiresses. Some studies indicate that more than $1 trillion may transfer from one American generation to another before the year 2000.

* Liquid financial assets of U.S. households rose to over $10.9 billion in 1995.

It is important to note that the financial institutions industry is subject to the adverse effect of volatile interest rates, economic recession, increased competition from new entrants in the field and potential increased regulation.

JNL/First Trust Pharmaceutical/Healthcare Sector Series

The objective of the Pharmaceutical/Healthcare Sector Series is to provide investors with the potential for above-average capital appreciation through an investment in a diversified portfolio of common stocks issued by pharmaceutical and/or healthcare companies. The companies selected for the Series have been researched and evaluated using database screening techniques, fundamental analysis, and the judgment of First Trust's research analysts.

The pharmaceutical industry continues to evolve, and as a result, pharmaceutical companies need to keep pace with this constant change, in order to be successful. First Trust believes that the companies selected for the Series are leaders within this dynamic industry and are ideally positioned for growth.

Several factors support this belief. First, in 1998, pharmaceutical companies are expected to spend 19.6% of their domestic revenues on the research and development of new medications. Research-based pharmaceutical companies continue to invest record-setting amounts on research and development. Spending in this area is expected to increase by 10.7% in 1998 to a new record level of $20.6 billion. Second, as in many other industries, consolidation and cost cutting have resulted in more stabilized profit margins. Finally companies are improving unit volume growth by working more closely with managed care providers who frequently see pharmaceuticals as a cost-effective alternative to other more expensive treatments.

It is important to note that companies engaged in the pharmaceutical industry are subject to fierce competition, stringent government regulation and the risk that their products and services are subject to rapid obsolescence. First Trust believes this above-average level of risk and volatility is more than offset by the potential for above-average returns.

JNL/First Trust Technology Sector Series

The objective of the Technology Sector Series is to provide investors with the potential for above-average capital appreciation through an investment in a diversified portfolio of common stocks issued by companies involved in computers, computer networking, software, semiconductor equipment and semiconductors. To help reduce high risk, the Series avoids small market capitalization stocks, newly-issued stocks and stocks with little or no earnings. The companies will generally have market capitalizations of at least $500 million and have been publicly traded for two years or more.

The technology industry is among the fastest growing and fastest changing industries in the world. First Trust believes that the industry will continue to grow and the companies selected for the Series have above-average growth prospects. The companies selected for the Series have been researched and evaluated using database screening techniques, fundamental analysis, and the judgment of First Trust's research analysts.

Technology companies continue to make advancements. In the last several years, the development and/or improvement of personal computers, fax machines, cellular phones, online data services and Internet-related products and services has led to tremendous growth in technology companies. Corporations continue to invest in technology to enhance their productivity and to keep ahead of the competition. In addition, consumer demand continues to increase as education and entertainment technology becomes more affordable and accessible.

It is important to note that companies engaged in the technology industry are subject to fierce competition and their products and services may be subject to rapid obsolescence. First Trust believes the above-average levels of risk and volatility in technology stocks are more than offset by the potential for above-average returns.

                         RISK FACTORS - SECTOR SERIES

Generally

An investment in a Series should be made with an understanding of the risks which an investment in common stocks entails, including the risk that the financial condition of the issuers of the Equity Securities or the general condition of the common stock market may worsen and the value of the Equity Securities and therefore the value of the Series may decline. The past market and earnings performance of any of the Equity Securities included in the Series is not predictive of their future performance. Common stocks are especially susceptible to general stock market movements and to volatile increases and decreases of value as market confidence in and perceptions of the issuers change. These perceptions are based on unpredictable factors including expectations regarding government, economic, monetary and fiscal policies, inflation and interest rates, economic expansion or contraction, and global or regional political economic or banking crises. Shareholders of common stocks have rights to receive payments from the issuers of those common stocks that are generally subordinate to those of creditors of, or holders of debt obligations or preferred stocks of, such issuers. Shareholders of common stocks of the type held by a Series have a right to receive dividends only when and if, and in the amounts, declared by the issuer's board of directors and have a right to participate in amounts available for distribution by the issuer only after all other claims on the issuer have been paid or provided for. Common stocks do not represent an obligation of the issuer and, therefore, do not offer any assurance of income or provide the same degree of protection of capital as do debt securities. The issuance of additional debt securities or preferred stock will create prior claims for payment of principal, interest and dividends which could adversely affect the ability and inclination of the issuer to declare or pay dividends on its common stock or the rights of holders of common stock with respect to assets of the issuer upon liquidation or bankruptcy. The value of common stocks is subject to market fluctuations for as long as the common stocks remain outstanding, and thus the value of the Equity Securities in the Series may be expected to fluctuate over the life of a Series to values higher or lower than those prevailing on the Initial Date of Deposit.

Holders of common stocks incur more risk than holders of preferred stocks and debt obligations because common stockholders, as owners of the entity, have generally inferior rights to receive payments from the issuer in comparison with the rights of creditors of, or holders of debt obligations or preferred stocks issued by, the issuer. Cumulative preferred stock dividends must be paid before common stock dividends and any cumulative preferred stock dividend omitted is added to future dividends payable to the holders of cumulative preferred stock. Preferred stockholders are also generally entitled to rights on liquidation which are senior to those of common stockholders.

Foreign Securities

Certain of the Equity Securities in one or more of the Series are of foreign issuers and therefore, an investment in such a Series involves some investment risks that are different in some respects from an investment in a Series that invests entirely in securities of domestic issuers. Those investment risks included future political and governmental restrictions which might adversely affect the payment or receipt of payment of dividends on the relevant Equity Securities, currency exchange rate fluctuations, exchange control policies, and the limited liquidity and small market capitalization of such foreign countries' securities markets. In addition, for foreign issuers that are not subject to the reporting requirements of the Securities Exchange Act of 1934, there may be less publicly available information than is available from a domestic issuer. Also, foreign issuers are not necessarily subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to domestic issuers. However, due to the nature of the issuers of the Equity Securities included in the Series, First Trust believes that adequate information will be available to allow it to provide portfolio surveillance.

Certain of the Equity Securities in one or more of the Series are in ADR or GDR form. ADRs, which evidence American Depositary Receipts and GDRs, which evidence Global Depositary Receipts, represent common stock deposited with a custodian in a depositary. American Depositary Shares and Global Depositary Shares (collectively, the "Depositary Receipts") are issued by a bank or trust company to evidence ownership of underlying securities issued by a foreign corporation. These instruments may not necessarily be denominated in the same currency as the securities into which they may be converted. For purposes of the discussion herein, the terms ADR and GDR generally include American Depositary Shares and Global Depositary Shares, respectively.

Depositary Receipts may be sponsored or unsponsored. In an unsponsored facility, the depositary initiates and arranges the facility at the request of market makers and acts as agent for the Depositary Receipts holder, while the company itself is not involved in the transaction. In a sponsored facility, the issuing company initiates the facility and agrees to pay certain administrative and shareholder-related expenses. Sponsored facilities use a single depositary and entail a contractual relationship between the issuer, the shareholder and the depositary; unsponsored facilities involve several depositaries with no contractual relationship to the company. The depositary bank that issues
Depositary Receipts generally charges a fee, based on the price of the Depositary Receipts, upon issuance and cancellation of the Depositary Receipts. This fee would be in addition to the brokerage commissions paid upon the acquisition or surrender of the security. In addition, the depositary bank incurs expenses in connection with the conversion of dividends or other cash distributions paid in local currency into U.S. dollars and such expenses are deducted from the amount of the dividend or distribution paid to holders, resulting in a lower payout per underlying share represented by the Depositary Receipts than would be the case if the underlying share were held directly. Certain tax considerations, including tax rate differentials and withholding requirements, arising from applications of the tax laws of one nation to nationals of another and from certain practices in the Depositary Receipts market may also exist with respect to certain Depositary Receipts. In varying degrees, any or all of these factors may affect the value of the Depositary Receipts compared with the value of the underlying shares in the local market. In addition, the rights of holders of Depositary Receipts may be different than those of holders of the underlying shares, and the market for Depositary
Receipts may be less liquid than that for the underlying shares. Depositary Receipts are registered securities pursuant to the Securities Act of 1933 and may be subject to the reporting requirements of the Securities Exchange Act of 1934.

For the Equity Securities that are Depositary Receipts, currency fluctuations will affect the U.S. dollar equivalent of the local currency price of the underlying domestic shares and, as a result, are likely to affect the value of the Depositary Receipts and consequently the value of the Equity Securities. The foreign issuers of securities that are Depositary Receipts may pay dividends in foreign currencies which must be converted into dollars. Most foreign currencies have fluctuated widely in value against the United States dollar for many reasons, including supply and demand of the respective currency, the soundness of the world economy and the strength of the respective economy as compared to the economies of the United States and other countries. Therefore, for any securities of issuers (whether or not they are in Depositary Receipt form) whose earnings are stated in foreign currencies, or which pay dividends in foreign currencies or which are traded in foreign currencies, there is a risk that their United States dollar value will vary with fluctuations in the United States dollar foreign exchange rates for the relevant currencies.

Other Risks

There are certain risk factors described under "Risk Factors - Target Series" which are equally applicable to the Sector Series. Please refer to that section of the Prospectus for a discussion of these risk factors which are found under the headings "Lack of Diversification", "Year 2000", "Litigation" and "Legislation".

Sector-Specific Risks

A discussion of sector-specific risks is contained in the Statement of Additional Information.

                             MANAGEMENT OF THE FUND

Investment Adviser

The management of the business and affairs of the Fund is the responsibility of the Board of Managers of the Fund.

Jackson National Financial Services, LLC ("JNFSLLC"), 5901 Executive Drive, Lansing, Michigan 48911, is the investment adviser to the Fund and provides the Fund with professional investment supervision and management. JNFSLLC is a wholly owned subsidiary of Jackson National Life, which is in turn wholly owned by Prudential Corporation plc, a life insurance company in the United Kingdom.

JNFSLLC has selected First Trust Advisors L.P. as sub-adviser to manage the investment and reinvestment of the assets of the Series of the Fund. JNFSLLC monitors the compliance of such sub-adviser with the investment objectives and related policies of each Series and reviews the performance of such sub- adviser and reports periodically on such performance to the Board of Managers of the Fund.

As compensation for its services, JNFSLLC receives a fee from the Fund computed separately for each Series. The fee for each Series is stated as an annual percentage of the net assets of the Series. The fees, which are accrued daily and payable monthly, are calculated on the basis of the average net assets of each Series. Once the average net assets of a Series exceed specified amounts, the fee is reduced with respect to such excess.

Each Series is obligated to pay JNFSLLC the following fees (the fee percentages are identical for each Series):

Assets                                                     Fees

$0 to $500 million                                         .75%
$500 million to $1 billion                                 .70%
Over $1 billion                                            .65%


Investment Sub-Adviser

First Trust Advisors L.P. ("First Trust"), an Illinois limited partnership formed in 1991 and an investment adviser registered with the SEC under the Investment Advisers Act of 1940, is the sub-adviser for each Series of the Fund. First Trust's address is 1001 Warrenville Road, Lisle, Illinois 60532. First Trust is a limited partnership with one limited partner, Grace Partners of Dupage L.P., and one general partner, Nike Securities Corporation. Grace Partners of Dupage L.P. is a limited partnership with one general partner, Nike Securities Corporation, and a number of limited partner. Nike Securities Corporation is an Illinois corporation controlled by Robert Donald Van Kampen. Pursuant to a Sub- Advisory Agreement with JNFSLLC, First Trust is responsible for selecting the investments of each Series consistent with the investment objectives and policies of that Series, and will conduct securities trading for the Series. First Trust discharges its responsibilities subject to the policies of the Board of Managers of the Fund and the oversight and supervision of JNFSLLC, which pays First Trust's sub-advisory fees.

As of the date of this Prospectus, the Series have not commenced investment operations. However, First Trust is also the portfolio supervisor of certain unit investment trusts sponsored by Nike Securities L.P. ("Nike Securities") which are substantially similar to the Target Series in that they have the same investment objectives as the Series but have a life of approximately one year. Nike Securities specializes in the underwriting, trading and distribution of unit investment trusts and other securities. Nike Securities, an Illinois limited partnership formed in 1991, acts as sponsor for successive series of The First Trust Combined Series, The First Trust Special Situations Trust, the First Trust Insured Corporate Trust, The First Trust of Insured Municipal Bonds and the First Trust GNMA. First Trust introduced the first insured unit investment trust in 1974 and to date more than $11 billion in First Trust unit investment trusts have been deposited.

There is no one individual primarily responsible for portfolio management decisions for the Series. Investments are made according to the prescribed strategy under the direction of a committee.

Under the terms of the Sub-Advisory Agreement, First Trust manages the investment and reinvestment of the assets of each Series, subject to the supervision of the Board of Managers of the Fund. First Trust formulates a continuous investment program for each such Series consistent with its investment objectives and policies outlined in this Prospectus. First Trust implements such programs by purchases and sales of securities and regularly reports to JNFSLLC and the Board of Managers of the Fund with respect to the implementation of such programs.

As compensation for its services, First Trust receives fees from JNFSLLC computed separately for each Series. The fee for each Series is stated as an annual percentage of the net assets of such Series. The fees are calculated based on the average net assets of each Series. Once the average net assets of a Series exceed specified amounts, the fee is reduced with respect to such excess.

JNFSLLC is obligated to pay First Trust out of the advisory fee it receives from each Series the following fees (the fee percentages are identical for each Series):


Assets                                                     Fees

$0 to $500 million                                         .35%
$500 million to $1 billion                                 .30%
Over $1 billion                                            .25%

Administrative Fee

In addition to the investment advisory fee, each Series pays to JNFSLLC an Administrative Fee of .10% of the average daily net assets of the Series. In return for the fee, JNFSLLC provides or procures all necessary administrative functions and services for the operation of the Series. In addition, JNFSLLC, at its own expense, arranges for legal, audit, fund accounting, custody, printing and mailing, and all other services necessary for the operation of each Series. Each Series is responsible for trading expenses including brokerage commissions, interest and taxes, and other non-operating expenses.

INVESTMENT IN FUND INTERESTS

Jackson National Life purchases the interests of the Series at their net asset value using premiums received on Policies issued by Account I. Account I is funded by interests of the Fund. There is no sales charge. All interests are sold at net asset value.

The net asset value per interest of each Series is determined at the close of regular trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time) each day that the New York Stock Exchange is open. The net asset value per interest is calculated by adding the value of all securities and other assets of a Series, deducting its liabilities, and dividing by the number of interests outstanding.

Interests of the Fund are sold only to Account I to fund the benefits under variable annuity Policies.

All investments in the Fund are credited to the interest holder's account in the form of full and fractional interests of the designated Series (rounded to the nearest 1/1000 of a share). The Fund does not issue interest certificates.

                               INTEREST REDEMPTION

Account I redeems interests to make benefit or surrender payments under the terms of its Policies. Redemptions are processed on any day on which the Fund is open or business and are effected at net asset value next determined after the redemption order, in proper form, is received by the Fund's transfer agent.

The Fund may suspend the right of redemption only under the following unusual circumstances:

* when the New York Stock Exchange is closed (other than weekends and holidays) or trading is restricted;

* when an emergency exists, making disposal of portfolio securities or the valuation of net assets not reasonably practicable; or

* during any period when the SEC has by order permitted a suspension of redemption for the protection of interest holders.

                             ADDITIONAL INFORMATION

Fund Organization

The Fund is organized as a Delaware limited liability company. Its Board of Managers is responsible for the Fund's overall management and direction. The Board elects the Fund's officers. The Board approves all significant agreements including those with the investment adviser, sub-adviser, custodian and fund accounting agent. Board members are elected by owners of Fund interests.

Under Delaware law, a limited liability company does not issue shares of stock. Instead, ownership rights are contained in "membership interests". Each Fund interest represents an undivided interest in the Equity Securities held in a Series' portfolio. The Fund is not offered directly to the public. The only direct owner is Account I, the sole member of the Fund. Account I's variable annuity owners who have Policy values allocated to any of the Fund's Series have indirect beneficial rights in the Fund's interests.

Voting Rights

All Fund interests have equal voting rights. However, only interests of a particular Series are entitled to vote on matters affecting only that Series.

Each issued and outstanding Fund interest is entitled to one vote and to participate equally in dividends and distributions declared by its corresponding Series, and in the net assets of the Series remaining upon liquidation or dissolution after outstanding liabilities are satisfied. The interests of each Series, when issued, are fully paid and non-assessable. They have no pre-emptive, conversion, cumulative dividend or similar rights. They are freely transferable. Fund interests do not have cumulative rights. This means that owners of more than half of the Fund's interests voting for election of Managers can elect all the Managers if they so choose. Then, the remaining interest owners would not be able to elect any Managers.

Fund interests held in connection with Account I are voted by Jackson National Life in accordance with instructions received from the owners of variable annuity Policies issued in connection with Account I.

Series Transactions

The Fund's portfolio transactions are executed through brokers who are considered by First Trust as able to provide execution at the most favorable prices and in the most effective manner. Portfolio security transactions may be executed through brokers who are affiliated with the Fund, JNFSLLC or First Trust. In addition, brokers may be selected taking into account such brokers' assistance in the purchase of variable annuity Policies funded by the Fund (although such assistance or absence thereof is neither a qualifying nor a disqualifying factor in such selection). See the Statement of Additional Information for more detailed information.

Reporting

The Fund issues unaudited financial information semi-annually, and audited financial statements annually for each Series. The Fund also furnishes periodic reports and, as necessary, proxy statements to interest holders of record.

Shareholder Inquiries

All inquiries regarding the Fund should be directed to the Fund at the telephone number or address shown on the cover page of this Prospectus.

                             PERFORMANCE INFORMATION

The Fund may from time to time advertise several types of historical performance for the Series. The performance advertised will be based on historical results and is not intended to indicate future performance. Any charges that are imposed under a variable annuity Policy that is funded by the Fund will have the effect of reducing the performance described below. Such charges will be described in the variable annuity prospectus. If the Fund advertises performance that does not reflect the effect of charges imposed under a variable annuity Policy, it will accompany the performance with the applicable performance which does reflect the effect of such charges.

Each Series may advertise standardized average annual total return, calculated in a manner prescribed by the Securities and Exchange Commission, and non-standardized total return. Standardized average annual total return will show the percentage rate of return of a hypothetical initial investment of $1,000 for the most recent one, five and ten year periods, or for a period covering the time the Series has been in existence if the Series has not been in existence for one of the prescribed periods. Because average annual total returns tend to smooth out variations in the Series' returns, you should recognize that they are not the same as actual year-by-year results. Non-standardized total return may be for periods other than those required to be presented or may otherwise differ from standardized average annual total return.

Each Series may also advertise yield. Yield, as calculated by each Series, refers to the annualized income generated by an investment in the Series over a specified thirty-day period. The yield is calculated by assuming that the income generated by the investment during that thirty-day period is generated each thirty-day period over a twelve-month period and is shown as a percentage of the investment. The yield is an annualized figure, which means that it is assumed that the Series generates the same level of net income over a 52-week period. Because yield accounting methods differ from the methods used for financial reporting and tax accounting purposes, a Series' yield may not equal its distribution rate, the income paid to an interest holder's account, or the income reported in the Series' financial statements.

The performance of the Series may be compared to the performance of other mutual funds or mutual fund indices with similar objectives and policies as reported by Lipper Analytical Services, Inc. ("Lipper") or CDA Investment Technologies, Inc. ("CDA"). Lipper and CDA performance calculations are based upon changes in net asset value with all dividends reinvested and do not include the effect of any sales charges. The Series' performance may also be compared to that of the Consumer Price Index or various unmanaged stock and bond indices including, but not limited to, Salomon Brothers Broad Investment Grade Index, Lehman Brothers High Yield Index, Lehman Brothers Aggregate Bond Index, Lehman Brothers Intermediate Government/Corporate Bond Index, Salomon Brothers Treasury Index, S&P MidCap 400 Index, Morgan Stanley Capital International World Index, Morgan Stanley Capital International Europe and Australasia, Far East Equity Index, Russell 2000 Index, Russell Midcap Index, and S&P 500 Stock Index.

From time to time, a Series also may quote information from publications including, but not limited to, the following: Morningstar, Inc., The Wall Street Journal, Money Magazine, Forbes, Barron's, The New York Times, USA Today, Institutional Investor and Registered Representative. Also, investors may want to compare the historical returns of various investments, performance indices of those investments or economic indicators, including but not limited to stocks, bonds, certificates of deposit and other bank products, money market funds and U.S. Treasury obligations. Certain of these alternative investments may offer fixed rates of return and guaranteed principal, and may be insured. Economic indicators may include, without limitation, indicators of market rate trends and cost of funds, such as Federal Home Loan Bank Board 11th District Cost of Funds Index (COFI).

Each Series' interests are sold at net asset value. Each Series' returns will fluctuate. Interests of a Series are redeemable by an investor at the then current net asset value, which may be more or less than original cost. Additional information concerning each Series' performance appears in the Statement of Additional Information, and in the Fund's Annual Report which may be obtained, without charge, by writing or calling the Fund.

Performance Data

As of the date of this Prospectus, the Target Series had not yet commenced investment operations. However, certain aspects of the investment strategies can be demonstrated using historical data.

The following tables and charts show hypothetical performance and information for the strategies employed by each Series and the actual performance of the S&P 500 Index, the FT Index, the Hang Seng Index, the Dow, the Ibbotson Small Cap
Index and a combination of the Index, Hang Seng Index and the Dow (the "Cumulative Index Returns"). All of the figures set forth below have been adjusted to take into account the effect of currency exchange rate fluctuations of the U.S. dollar, where applicable (i.e., returns are stated in U.S. dollar terms). The Cumulative Index Returns are calculated by adding one-third of the total returns of each of the FT Index, the Hang Seng Index and the DJIA. It should be noted that in calculating hypothetical performance information for both the Target 25 Strategy and the Target Small-Cap Strategy, companies which, based on publicly available information at the time the respective strategy is applied, were the subject of an announced business combination expected to have been completed within six months of the calculation were excluded from the respective Strategy Stocks. The returns shown in the following tables and graphs are not guarantees of future performance and should not be used as a predictor of returns to be expected in connection with a Series' portfolio. Both stock prices (which may appreciate or depreciate) and dividends (which may be increased, reduced or eliminated) will affect the returns. Each strategy underperformed its respective index in certain years. Accordingly, there can be no assurance that a Series' portfolio will outperform its respective index (or combination thereof, where applicable).

The following table compares the hypothetical performance of the Target 25 Strategy Stocks; the Ten Highest Dividend Yielding Stocks Strategy for the Dow; the Five Lowest Priced Stocks of the Ten Highest Dividend Yielding Stocks Strategies for the Dow; a combination of the Five Lowest Priced Stocks of the Ten Highest Dividend Yielding Stocks Strategies in the FT Index, Hang Seng Index and the Dow (the "Combined 15 Strategy"); the Target Small-Cap Strategy Stocks; and the performance of the S&P 500 Index, the FT Index, the Hang Seng Index, the Dow, the Ibbotson Small-Cap Index and the Cumulative Index Returns in each of the 20 years listed below, as of December 31 in each of those years (and as of the most recent quarter).

An investor in a Series would not necessarily realize as high a total return on an investment in the stocks upon which the hypothetical returns are based for the following reasons: the total return figures shown do not reflect brokerage commissions, expenses or taxes; the Series are established at different times of the year; and the Series may not be fully invested at all times or equally weighted in all stocks comprising a strategy. Further, the returns also do not reflect the deduction of any insurance fees or charges which are imposed by Jackson National Life in connection with the sale of variable annuity Policies. Investors should refer to the prospectus for Account I for a description of those fees and charges which have a detrimental effect on the performance of the Series. If the above-mentioned charges were reflected in the hypothetical returns, the returns would be lower than those presented here.

These figures are for calendar years; the Series may use different 12-month periods.


                                                       COMPARISON OF TOTAL RETURN(2)

                              Strategy Total Returns                                 Index Total Returns
                 10 Highest Dividend     5 Lowest Priced of the
                  Yielding Stocks(1)      10 Highest Stocks(1)
                 ----------------------------------------------- Target                                          Ibbotson
              Target 25                           Combined      Small-Cap    S&P 500            Hang Seng        Small-Cap
Year          Strategy        DJIA         DJIA   15 Strategy   Strategy      Index   FT Index   Index     DJIA    Index
------        ----------     ------       -----   -----------   --------     -------  --------  ---------  -----  --------

1978             6.49%       0.03%        1.23%     5.23%        17.53%        6.49%    9.92%     23.10%    2.66%   23.46%
1979            27.68%      13.01%        9.84%    44.70%        40.78%       18.22%    3.59%     77.99%   10.60%   43.46%
1980            26.45%      27.90%       41.69%    52.51%        61.97%       32.11%   31.77%     65.48%   21.90%   38.88%
1981             8.52%       7.46%        3.19%     0.03%        -9.46%       -4.92%   -5.30%    -12.34%   -3.61%   13.88%
1982            30.83%      27.12%       43.37%    -2.77%        51.26%       21.14%    0.42%    -48.01%   26.85%   28.01%
1983            32.09%      39.07%       36.38%    15.61%        31.04%       22.28%   21.94%     -2.04%   25.82%   39.67%
1984             5.55%       6.22%       11.12%    29.88%        -1.10%        6.22%    2.15%     42.61%    1.29%   -6.67%
1985            41.89%      29.54%       38.34%    54.06%        50.81%       31.77%   54.74%     50.95%   33.28%   24.66%
1986            25.01%      35.63%       30.89%    38.11%        23.35%       18.31%   24.36%     51.16%   27.00%    6.85%
1987            14.41%       5.59%       10.69%    17.52%        14.94%        5.33%   37.13%     -6.84%    5.66%   -9.30%
1988            27.18%      24.57%       21.47%    24.26%        23.19%       16.64%    9.00%     21.04%   16.03%   22.87%
1989            22.98%      26.97%       10.55%    15.98%        26.10%       31.35%   20.07%     10.59%   32.09%   10.18%
1990            -0.82%      -7.82%      -15.74%     3.19%         1.08%       -3.30%   11.03%     11.71%   -0.73%  -21.56%
1991            37.67%      34.20%       62.03%    40.40%        59.55%       30.40%    8.77%     50.68%   24.19%   44.63%
1992            15.14%       7.69%       22.90%    26.64%        27.81%        7.62%   -3.13%     34.73%    7.39%   23.35%
1993            15.22%      27.08%       34.01%    65.65%        22.47%        9.95%   19.22%    124.95%   16.87%   20.98%
1994             9.73%       4.21%        8.27%    -7.26%         2.11%        1.34%    1.97%    -29.34%    5.03%    3.11%
1995            36.69%      36.85%       30.50%    13.45%        41.65%       37.22%   16.21%     27.52%   36.67%   34.66%
1996            28.53%      28.35%       26.20%    21.00%        34.96%       22.82%   18.35%     37.86%   28.71%   17.62%
1997            30.69%      21.68%       19.97%    -6.38%        16.66%       33.21%   14.78%    -17.69%   24.82%   22.78%
1998 thru 6/30   2.09%       7.70%        9.67%     1.72%        10.11%       17.66%   16.81%    -18.30%   14.11%    5.01%




           Cumulative
             Index
Year        Returns(3)
------   -  ---------
1978          11.89%
1979          30.73%
1980          39.72%
1981          -7.08%
1982          -6.91%
1983          15.24%
1984          15.35%
1985          46.32%
1986          34.18%
1987          11.99%
1988          15.36%
1989          20.92%
1990           7.34%
1991          27.88%
1992          12.99%
1993          53.68%
1994          -7.45%
1995          26.80%
1996          28.31%
1997           7.30%
1998 thru      4.21%

(1) The Target 25 Strategy Stocks and the Target Small-Cap Strategy Stocks for any given period were selected by applying the respective Strategy as of the beginning of the period. The Ten Highest Dividend Yielding Stocks and the Five Lowest Priced Stocks of the Ten Highest Dividend Yielding Stocks for any given period were selected by ranking the dividend yields for each of the stocks as of the beginning of the period and dividing by the stock's market value on the first trading day on the exchange where that stock principally trades in the given period. The Combined 15 Strategy merely averages the Total Return of the stocks which comprise the Five Lowest Priced Stocks of the Ten Highest Dividend Yielding Stocks in the FT Index, Hang Seng Index and the DJIA, respectively.

(2) Total Return represents the sum of the percentage change in market value of each group of stocks between the first trading day of a period and the total dividends paid on each group of stocks during the period divided by the opening market value of each group of stocks as of the first trading day of a period. Total Return does not take into consideration any sales charges, commissions, expenses or taxes. Total Return assumes that all dividends are reinvested semi-annually (with the exception of the FT Index and the Hang Seng Index from 12/31/77 through 12/31/86, during which time annual reinvestment was assumed), and all returns are stated in terms of the United States dollar. Based on the year-by-year returns contained in the table, over the 20 full years listed above, the Target 25 Strategy Stocks achieved an average annual total return of 21.52%, the Target Small-Cap Strategy achieved an average annual total return of 25.29%, the Ten Highest Dividend Yielding Stocks in the DJIA achieved an average annual total return of 18.97%, and the Five Lowest Priced Stocks of the Ten Highest Dividend Yielding Stocks in the DJIA and Combined 15 Strategy achieved an average annual total return of 21.06% and 20.87%, respectively. In addition, over this period, each individual strategy achieved a greater average annual total return than that of its corresponding index, the S&P 500 Index, Ibbotson Small-Cap Index, the DJIA or a combination of the FT Index, Hang Seng Index and DJIA, which were 16.51%, 17.68%, 16.47% and 18.09%, respectively. For the five year period between January 1, 1973 and December 31, 1977, the Ten Highest Dividend Yielding Stocks in the DJIA achieved an annual total return of 4.01% in 1973, -1.02% in 1974, 56.10% in 1975, 35.18% in 1976 and -1.95% in 1977; the
Five Lowest Priced Stocks of the Ten Highest Dividend Yielding Stocks in the DJIA achieved an annual total return of 20.01% in 1973, -5.40% in 1974, 65.77% in 1975, 40.96% in 1976 and 5.49% in 1977; the DJIA achieved an annual total return of -13.20% in 1973, 23.64% in 1974, 44.46% in 1975, 22.80% in 1976 and
-12.91% in 1977; the Target 25 Stragegy Stocks achieved an annual total return of -6.99% in 1973, -9.54% in 1974, 76.02% in 1975, 44.31% in 1976 and -4.58% in
1977; the S&P 500 Index achieved an annual total return of -14.57% in 1983, -26.33% in 1974, 36.84% in 1975, 23.64% in 1976 and -7.25% in 1977; the Target
Small-Cap Strategy Stocks achieved an annual total return of -25.02% in 1973, -34.85% in 1974, 40.13% in 1975, 45.70% in 1976 and 16.22% in 1977; and the
Ibbotson Small-Cap Index achieved an annual total return of -30.90% in 1973, -19.95% in 1974, 52.82% in 1975, 57.38% in 1976 and 25.38% in 1977. Although
each Series seeks to achieve a better performance than its respective index as a whole, there can be no assurance that a Series will achieve a beteter performance.

(3) Cumulative Index Returns represent the average of the annual returns of the stocks contained in the FT Index, Hang Seng Index and DJIA. Cumulative Index Returns do not represent an actual index.


The chart above represents past performance. There can be no assurance that any Target Series will outperform the Dow or any other index shown. Investors should not rely on the preceding financial information as an indication of the past or future performance of the Target Series.

                                   TAX STATUS

General

The Fund is a limited liability company with all of its interests owned by a single entity (Account I). Accordingly, the Fund is taxed as part of the operations of Jackson National Life and is not taxed separately. Under current tax law, interest, dividend income and capital gains of the Fund are not currently taxable when left to accumulate within a variable annuity contract. For a discussion of the tax status of the variable annuity Policy, please refer to the prospectus for Account I.

Internal Revenue Service Diversification Requirements

The Series intend to comply with the diversification requirements currently imposed by the Internal Revenue Service on separate accounts of insurance companies as a condition of maintaining the tax deferred status of the variable annuity Policies issued by Account I. The Sub-Advisory Agreement requires the Series to be operated in compliance with these diversification requirements. First Trust, as sub-adviser, reserves the right to depart from the investment strategy of a Series in order to meet these diversification requirements. See the Statement of Additional Information for more specific information.

Custodian


Independent Accountants

PricewaterhouseCoopers LLP
200 East Randolph Drive
Chicago, Illinois   60601

Legal Counsel

Blazzard, Grodd & Hasenauer, P.C.
943 Post Road East
Westport, Connecticut 06880

Investment Adviser and Transfer Agent

Jackson National Financial Services, LLC
5901 Executive Drive
Lansing, Michigan 48911




                                     PART B

                       STATEMENT OF ADDITIONAL INFORMATION

                             ________________, 1999

                              JNL VARIABLE FUND LLC

This Statement of Additional Information is not a prospectus. It contains information in addition to and more detailed than set forth in the Prospectus and should be read in conjunction with the JNL Variable Fund LLC Prospectus, dated ___________, 1999. Not all Series described in the Statement of Additional Information may be available for investment. The Prospectus may be obtained by calling (800) 766-4683, or writing P.O. Box 378002, Denver, Colorado 80237-8002.



                                TABLE OF CONTENTS

General Information and History

Investment Policies

Investment Risks - Global Target 15 Series

Investment Risks - Sector Series

Fund Management

Investment Advisory and Other Services

Purchases, Redemptions and Pricing of Interests

Additional Information

Tax Status

Financial Statements


                         GENERAL INFORMATION AND HISTORY

JNL Variable Fund LLC ("Fund") is a non-diversified, open-end management company currently comprised of eleven distinct Series. The Fund was organized as a Delaware limited liability company on October 13, 1998.


                               INVESTMENT POLICIES

Generally

The Prospectus describes the investment strategies and objectives of each of the Fund's Series. Each Series of the Fund may, without limit as to percentage of assets, purchase U.S. government securities or short-term debt securities (a) pending the orderly purchase of the Equity Securities or (b) for temporary defensive purposes.

Fundamental Policies Applicable to All Series

The following fundamental policies may not be changed without the affirmative vote of the majority of the outstanding voting securities of the Fund (or of a particular Series, if appropriate). The Investment Company Act of 1940 ("1940 Act") defines a majority vote as the vote of the lesser of
(i) 67% of the Fund interests represented at a meeting at which more than 50% of the outstanding interests are represented or (ii) more than 50% of the outstanding voting interests. With respect to the submission of a change in an investment policy to the holders of outstanding voting interests of a particular Series, such matter shall be deemed to have been effectively acted upon with respect to such Series if a majority of the outstanding voting interests of such Series vote for the approval of such matter, notwithstanding that (1) such matter has not been approved by the holders of a majority of the outstanding voting interests of any other Series affected by such matter, and (2) such matter has not been approved by the vote of a majority of the outstanding voting Fund interests.

Fundamental Policies:

1.   A Series may not issue senior securities.

2. A Series will not borrow money, except for temporary or emergency purposes, from banks. The aggregate amount borrowed shall not exceed 5% of the value of a Series' assets. In the case of any borrowing, a Series may pledge, mortgage or hypothecate up to 5% of its assets.

3. A Series will not underwrite the securities of other issuers except to the extent the Fund may be considered an underwriter under the Securities Act of 1933 when selling portfolio securities.

4.   A Series will not purchase or sell real estate or interests therein.

5. A Series will not lend any security or make any other loan if, as a result, more than 33 1/3% of the Series' total assets would be lent to other parties (but this limitation does not apply to purchases of commercial paper, debt securities or repurchase agreements).

In  addition,  as a matter of  fundamental  policy,  each  Series  may invest in
repurchase   agreements   and   warrants  and  engage  in  futures  and  options
transactions and securities lending.

Insurance Law Restrictions

In connection with the Fund's agreement to sell shares to Account I, Jackson National Financial Services, LLC ("JNFSLLC") and Jackson National Life may enter into agreements, required by certain state insurance departments, under which JNFSLLC may agree to use its best efforts to assure and to permit Jackson National Life to monitor that each Series of the Fund complies with the investment restrictions and limitations prescribed by state insurance laws and regulations applicable to the investment of separate account assets in shares of mutual funds. If a Series failed to comply with such restrictions or limitations, Jackson National Life would take appropriate action which might include ceasing to make investments in the Series or withdrawing from the state imposing the limitation. Such restrictions and limitations are not expected to have a significant impact on the Fund's operations.

Repurchase Agreements

Under a repurchase agreement, a Series purchases a security and obtains a simultaneous commitment from the seller (a member bank of the Federal Reserve system or a government securities dealer recognized by the Federal Reserve Board) to repurchase the security at a mutually agreed upon price and date. It may also be viewed as a loan of money by the Series to the seller. The resale price is normally in excess of the purchase price and reflects an agreed upon market rate. The rate is effective for the period of time the Series is invested in the agreement and unrelated to the coupon rate on the purchased security. The period of these repurchase agreements will usually be short, from overnight to one week, and at no time will a Series invest in repurchase agreements for more than one year. These transactions afford an opportunity for a Series to earn a return on temporarily available cash. Although repurchase agreements carry certain risks not associated with direct investments in securities, the Fund intends to enter into repurchase agreements only with financial institutions believed by First Trust to present minimal credit risks in accordance with criteria established by the Fund's Board. First Trust will review and monitor the creditworthiness of such institutions under the Board's general supervision. The Fund will only enter into repurchase agreements pursuant to a master repurchase agreement that provides that all transactions be fully collateralized and that the collateral be in the actual or constructive possession of the Fund. The agreement must also provide that the Fund will always receive as collateral securities whose market value, including accrued interest, will be at least equal to 100% of the dollar amount invested by a Series in each agreement, and the Series will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian. If the seller were to default, the Series might incur a loss if the value of the collateral securing the repurchase agreement declines and may incur disposition costs in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, realization upon the collateral by the Series may be delayed or limited and a loss may be incurred if the collateral securing the repurchase agreement declines in value during the bankruptcy proceedings.

A Series, together with other registered investment companies having management agreements with an investment adviser or its affiliates, may transfer uninvested cash balances into a single joint account, the daily aggregate balance of which will be invested in one or more repurchase agreements.

Warrants

Warrants acquired by a Series entitle it to buy common stock from the issuer at a specified price and time. Warrants are subject to the same market risks as stocks, but may be more volatile in price. A Series' investment in warrants will not entitle it to receive dividends or exercise voting rights and will become worthless if the warrants cannot be profitably exercised before their expiration date.

Securities Lending

Each Series may also lend Equity Securities to broker-dealers and financial institutions to realize additional income. As a fundamental policy, a Series will not lend Equity Securities or other assets, if as a result, more than 33 1/3% of the Series' total assets would be lent to other parties. Under applicable regulatory requirements (which are subject to change), the following conditions apply to securities loans: (a) the loan must be continuously secured by liquid assets maintained on a current basis in an amount at least equal to the market value of the securities loaned; (b) each Series must receive any dividends or interest paid by the issuer on such securities; (c) each Series must have the right to call the loan and obtain the securities loaned at any time upon notice of not more than five business days, including the right to call the loan to permit voting of the securities; and (d) each Series must receive either interest from the investment of collateral or a fixed fee from the borrower.

Securities loaned by a Series remain subject to fluctuations in market value. A Series may pay reasonable finders, custodian and administrative fees in connection with a loan. Securities lending, as with other extensions of credit, involves the risk that the borrower may default. Although securities loans will be fully collateralized at all times, a Series may experience delays in, or be prevented from, recovering the collateral. During the period that the Series seeks to enforce its rights against the borrower, the collateral and the securities loaned remain subject to fluctuations in market value. A Series does not have the right to vote securities on loan, but would terminate the loan and regain the right to vote if it were considered important with respect to the investment. A Series may also incur expenses in enforcing its rights. If a Series has sold a loaned security, it may not be able to settle the sale of the security and may incur potential liability to the buyer of the security on loan for its costs to cover the purchase.

Options and Futures Strategies

A Series may at times seek to hedge against either a decline in the value of its portfolio securities or an increase in the price of securities which First Trust plans to purchase through the writing and purchase of options and the purchase or sale of futures contracts and related options. Expenses and losses incurred as a result of such hedging strategies will reduce a Series' current return.

The ability of a Series to engage in the options and futures strategies described below will depend on the availability of liquid markets in such instruments. It is impossible to predict the amount of trading interest that may exist in various types of options or futures. Therefore no assurance can be given that a Series will be able to utilize these instruments effectively for the purposes stated below.

Writing Covered Options on Securities. A Series may write covered call options and covered put options on optionable securities of the types in which it is permitted to invest from time to time as First Trust determines is appropriate in seeking to attain the Series' investment objective. Call options written by a Series give the holder the right to buy the underlying security from the Series at a stated exercise price; put options give the holder the right to sell the underlying security to the Series at a stated price.

A Series may only write call options on a covered basis or for cross-hedging purposes and will only write covered put options. A put option would be considered "covered" if the Series owns an option to sell the underlying security subject to the option having an exercise price equal to or greater than the exercise price of the "covered" option at all times while the put option is outstanding. A call option is covered if the Series owns or has the right to acquire the underlying securities subject to the call option (or comparable securities satisfying the cover requirements of securities exchanges) at all times during the option period. A call option is for cross- hedging purposes if it is not covered, but is designed to provide a hedge against another security which the Series owns or has the right to acquire. In the case of a call written for cross-hedging purposes or a put option, the Series will maintain in a segregated account at the Series' custodian bank cash or short-term U.S. government securities with a value equal to or greater than the Series' obligation under the option. A Series may also write combinations of covered puts and covered calls on the same underlying security.

A Series will receive a premium from writing an option, which increases the Series' return in the event the option expires unexercised or is terminated at a profit. The amount of the premium will reflect, among other things, the relationship of the market price of the underlying security to the exercise price of the option, the term of the option, and the volatility of the market price of the underlying security. By writing a call option, a Series will limit its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option. By writing a put option, a Series will assume the risk that it may be required to purchase the underlying security for an exercise price higher than its then current market price, resulting in a potential capital loss if the purchase price exceeds the market price plus the amount of the premium received.

A Series may terminate an option which it has written prior to its expiration by entering into a closing purchase transaction in which it purchases an option having the same terms as the option written. The Series will realize a profit (or loss) from such transaction if the cost of such transaction is less (or more) than the premium received from the writing of the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option may be offset in whole or in part by unrealized appreciation of the underlying security owned by the Series.

Purchasing Put and Call Options on Securities. A Series may purchase put options to protect its portfolio holdings in an underlying security against a decline in market value. This protection is provided during the life of the put option since the Series, as holder of the put, is able to sell the underlying security at the exercise price regardless of any decline in the underlying security's market price. For the purchase of a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs. By using put options in this manner, any profit which the Series might otherwise have realized on the underlying security will be reduced by the premium paid for the put option and by transaction costs.

A Series may also purchase a call option to hedge against an increase in price of a security that it intends to purchase. This protection is provided during the life of the call option since the Series, as holder of the call, is able to buy the underlying security at the exercise price regardless of any increase in the underlying security's market price. For the purchase of a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. By using call options in this manner, any profit which the Series might have realized had it bought the underlying security at the time it purchased the call option will be reduced by the premium paid for the call option and by transaction costs.

No Series intends to purchase put or call options if, as a result of any such transaction, the aggregate cost of options held by the Series at the time of such transaction would exceed 5% of its total assets.

Limitations. A Series will not purchase or sell futures contracts or options on futures contracts for non-hedging purposes if, as a result, the sum of the initial margin deposits on its existing futures contracts and related options positions and premiums paid for options on futures contracts would exceed 5% of the net assets of the Series unless the transaction meets certain "bona fide hedging" criteria.

Risks of Options and Futures Strategies. The effective use of options and futures strategies depends, among other things, on a Series' ability to terminate options and futures positions at times when First Trust deems it desirable to do so. Although a Series will not enter into an option or futures position unless First Trust believes that a liquid market exists for such option or future, there can be no assurance that a Series will be able to effect closing transactions at any particular time or at an acceptable price. First Trust generally expects that options and futures transactions for the Series will be conducted on recognized exchanges. In certain instances, however, a Series may purchase and sell Options in the over-the-counter market. The staff of the Securities and Exchange Commission considers over- the-counter options to be illiquid. A Series' ability to terminate option positions established in the over-the-counter market may be more limited than in the case of exchange traded options and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Series.

The use of options and futures involves the risk of imperfect correlation between movements in options and futures prices and movements in the price of the securities that are the subject of the hedge. The successful use of these strategies also depends on the ability of First Trust to forecast correctly interest rate movements and general stock market price movements. The risk increases as the composition of the securities held by the Series diverges from the composition of the relevant option or futures contract.

                   INVESTMENT RISKS - GLOBAL TARGET 15 SERIES

The information provided below details certain important factors which impact the economies of both the United Kingdom and Hong Kong. This information has been extracted from various governmental and private publications, but no representation can be made as to its accuracy; furthermore, no representation is made that any correlation exists between the economies of the United Kingdom and Hong Kong and the value of the Equity Securities held by the Global Target 15 Series.

United Kingdom. The emphasis of the United Kingdom's economy is in the private services sector, which includes the wholesale and retail sector, banking, finance, insurance and tourism. Services as a whole account for a majority of the Untied Kingdom's gross national product and make a significant contribution to the country's balance of payments. The United Kingdom experienced a recovery of output in 1993 - 1994 accompanied by falling rates of inflation despite expectations to the contrary. Quarterly changes in real gross domestic product ("GDP") in the United Kingdom grew moderately during 1994 and 1995 with an approximate .5% increase in the last quarter of 1995 over the previous quarter. The average quarterly rate of GDP growth in the United Kingdom (as well as in Europe generally) has been decelerating since 1994. The United Kingdom is a member of the European Union (the "EU"), formerly known as the European Economic Community (the "EEC"). The EU was created through the formation of the Maastricht Treaty on European Union in late 1993. It is expected that the Treaty will have the effect of eliminating most remaining trade barriers between the 15 member nations and make Europe one of the largest common markets in the world. The EU has the potential to become a powerful trade bloc with a population of over 350 million people and an annual gross national product of more than $4 trillion. However, the effective implementation of the treaty provisions and the rate at which trade barriers are eliminated is uncertain at this time. Furthermore, the recent rapid political and social change throughout Europe make the extent and nature of future economic development in the United Kingdom and Europe and the impact of such development upon the value of the Equity Securities in the Global Target 15 Series impossible to predict. Volatility in oil prices could slow economic development throughout Western Europe. Moreover, it is not possible to accurately predict the effect of the current political and economic situation upon long-term inflation and balance of trade cycles and how these changes would affect the currency exchange rate between the U.S. dollar and the British pound sterling.

Hong Kong. Hong Kong, established as a British colony in the 1840's, reverted to Chinese sovereignty effective July 1, 1997. On such date, Hong Kong became a Special Administrative Region ("SAR") of China. Hong Kong's new constitution is the Basic Law (promulgated by China in 1990). Prior to July 1, 1997, the Hong Kong government followed a laissez-faire policy toward industry. There were no major import, export or foreign exchange restrictions. Regulation of business was generally minimal with certain exceptions, including regulated entry into certain sectors of the economy and a fixed exchange rate regime by which the Hong Kong dollar has been pegged to the U.S. dollar. Over the ten-year period between 1983 and 1993, real gross domestic product increased at an average annual rate of approximately 6%.

Although China has committed by treaty to preserve for 50 years the economic and social freedoms enjoyed in Hong Kong prior to the reversion, the continuation of the economic system in Hong Kong after the reversion will be dependent on the Chinese government, and there can be no assurances that the commitment made by China regarding Hong Kong will be maintained. Prior to the reversion, legislation was enacted in Hong Kong designed to extend democratic voting procedures for Hong Kong's legislature. China has expressed disagreement with this legislation, which it states is in contravention of the principles evidenced in the Basic Law of the Hong Kong SAR. The National Peoples' Congress of China has passed a resolution to the effect that the Legislative Council and certain other councils and boards of the Hong Kong Government were to be terminated on June 30, 1997. Such bodies have subsequently been reconstituted in accordance with China's interpretation of the Basic Law. Any increase in uncertainty as to the future economic and political status of Hong Kong could have a materially adverse effect on the value of the Global Target 15 Series. First Trust is unable to predict the level of market liquidity or volatility which may occur as a result of the reversion to sovereignty, both of which may negatively impact such Series.

China currently enjoys a most favored nation status ("MFN Status") with the United States. MFN Status is subject to annual review by the President of the United States and approval by Congress. As a result of Hong Kong's reversion to Chinese control, U.S. lawmakers have suggested that they may review China's MFN status on a more frequent basis. Revocation of the MFN status would have a severe effect on China's trade and thus could have a materially adverse effect on the value of the Global Target 15 Series. The performance of certain companies listed on the Hong Kong Stock Exchange is linked to the economic climate of China. For example, between 1985 and 1990, Hong Kong businesses invested $20 billion in the nearby Chinese province of Guangdong to take advantage of the lower property and labor costs than were available in Hong Kong. Recently, however, high economic growth in this area (industrial production grew at an annual rate of about 20% in 1991, 24% in 1992, and 36.5% in 1993) has been associated with rising inflation and concerns about the devaluation of the Chinese currency. The currency crisis which has affected a majority of Asian markets since mid-1997 has forced Hong Kong leaders to address whether to devalue the Hong Kong dollar or maintain its peg to the U.S. dollar. Any downturn in economic growth or increase in the rate of inflation in China or Hong Kong could have a materially adverse effect on the value of the Global Target 15 Series.

Securities prices on the Hong Kong Stock Exchange, and specifically the Hang Seng Index, can be highly volatile and are sensitive to developments in Hong Kong and China, as well as other world markets. For example, the Hang Seng Index declined by approximately 31% in October, 1997 as a result of speculation that the Hong Kong dollar would become the next victim of the Asian currency crisis, and in 1989, the Hang Seng Index dropped 1,216 points (approximately 58%) in early June following the events at Tiananmen Square. The Hang Seng Index gradually climbed subsequent to the events at Tiananmen Square but fell by 181 points on October 13, 1989 (approximately 6.5%) following a substantial fall in the U.S. stock markets. During 1994, the Hang Seng Index lost approximately 31% of its value. The Hang Seng Index is subject to change, and delisting of any issues may have an adverse impact on the performance of the Global Target 15 Series, although delisting would not necessarily result in the disposal of the stock of these companies, nor would it prevent such Series from purchasing additional Equity Securities. In recent years, a number of companies, comprising approximately 10% of the total capitalization of the Hang Seng Index, have delisted. In addition, as a result of Hong Kong's reversion to Chinese sovereignty, an increased number of Chinese companies could become listed on the Hong Kong Stock Exchange, thereby changing the composition of the stock market and, potentially, the composition of the Hang Seng Index.

Exchange Rate. The Global Target 15 Series is comprised substantially of Equity Securities that are principally traded in foreign currencies and as such, involve investment risks that are substantially different from an investment in a fund which invests in securities that are principally traded in United States dollars. The United States dollar value of the Series' portfolios and of the distributions from the portfolios will vary with fluctuations in the United States dollar foreign exchange rates for the relevant currencies. Most foreign currencies have fluctuated widely in value against the United States dollar for many reasons, including supply and demand of the respective currency, the rate of inflation in the respective economies compared to the United States, the impact of interest rate differentials between different currencies on the movement of foreign currency rates, the balance of imports and exports of goods and services, the soundness of the world economy and the strength of the respective economy as compared to the economies of the United States and other countries.

Exchange rate fluctuations are partly dependent on a number of economic factors including economic conditions within countries, the impact of actual and proposed government policies on the value of currencies, interest rate differentials between the currencies and the balance of imports and exports of goods and services and transfers of income and capital from one country to another. These economic factors are influenced primarily by a particular country's monetary and fiscal policies (although the perceived political situation in a particular country may have an influence as well--particularly with respect to transfers of capital). Investor psychology may also be an important determinant of currency fluctuations in the short run. Moreover, institutional investors trying to anticipate the future relative strength or weakness of a particular currency may sometimes exercise considerable speculative influence on currency exchange rates by purchasing or selling large amounts of the same currency or currencies. However, over the long term, the currency of a country with a low rate of inflation and a favorable balance of trade should increase in value relative to the currency of a country with a high rate of inflation and deficits in the balance of trade.

The following table sets forth, for the periods indicated, the range of fluctuation concerning the equivalent U.S. dollar rates of exchange and end of month equivalent U.S. dollar rates of exchange for the United Kingdom pound sterling and the Hong Kong dollar:

                                              Foreign Exchange Rates
                                    Range of Fluctuations in Foreign Currencies


Annual Period                           United Kingdom Pound                    Hong Kong/U.S. Dollar
                                        Sterling/U.S. Dollar

1983                                    0.616 - 0.707                           6.480 - 8.700
1984                                    0.671 - 0.864                           7.774 - 8.050
1985                                    0.672 - 0.951                           7.729 - 7.990
1986                                    0.643 - 0.726                           7.768 - 7.819
1987                                    0.530 - 0.680                           7.751 - 7.822
1988                                    0.525 - 0.601                           7.764 - 7.912
1989                                    0.548 - 0.661                           7.775 - 7.817
1990                                    0.504 - 0.627                           7.740 - 7.817
1991                                    0.499 - 0.624                           7.716 - 7.803
1992                                    0.498 - 0.667                           7.697 - 7.781
1993                                    0.630 - 0.705                           7.722 - 7.766
1994                                    0.610 - 0.684                           7.723 - 7.750
1995                                    0.610 - 0.653                           7.726 - 7.763
1996                                    0.583 - 0.670                           7.732 - 7.742
1997                                    0.584 - 0.633                           7.708 - 7.751

Source: Bloomberg L.P.

First Trust will estimate current exchange rates for the relevant currencies based on activity in the various currency exchange markets. However, since these markets are volatile and are constantly changing, depending on the activity at any particular time of the large international commercial banks, various central banks, large multi-national corporations, speculators and other buyers and sellers of foreign currencies, and since actual foreign currency transactions may not be instantly reported, the exchange rates estimated by First Trust may not be indicative of the amount in United States dollars the Series would receive had the Series sold any particular currency in the market. The foreign exchange transactions of the Series will be conducted by the Series with foreign exchange dealers acting as principals on a spot (i.e., cash) buying basis. Although foreign exchange dealers trade on a net basis, they do realize a profit based upon the difference between the price at which they are willing to buy a particular currency (bid price) and the price at which they are willing to sell the currency (offer price).

                        INVESTMENT RISKS - SECTOR SERIES

Leading Brands Sector Series. An investment in this Series should be made with an understanding of the problems and risks inherent in an investment in the consumer products industry in general. These include the cyclicality of revenues and earnings, changing consumer demands, regulatory restrictions, product liability litigation and other litigation resulting from accidents, extensive competition (including that of low-cost foreign competition), unfunded pension fund liabilities and employee and retiree benefit costs and financial deterioration resulting from leveraged buy-outs, takeovers or acquisitions. In general, expenditures on consumer products will be affected by the economic health of consumers. A weak economy with its consequent effect on consumer spending would have a adverse effect on consumer products companies. Other factors of particular relevance to the profitability of the industry are the effects of increasing environmental regulation on packaging and on waste disposal, the continuing need to conform with foreign regulations governing packaging and the environment, the outcome of trade negotiations and the effect on foreign subsidies and tariffs, foreign exchange rates, the price of oil and its effect on energy costs, inventory cutbacks by retailers, transportation and distribution costs, health concerns relating to the consumption of certain products, the effect of demographics on consumer demand, the availability and cost of raw materials and the ongoing need to develop new products and to improve productivity.

Communications Sector Series. An investment in this Series should be made with an understanding of the problems and risks inherent in an investment in the communications industry in general.

The market for high-technology communications products and services is characterized by rapidly changing technology, rapid product obsolescence, cyclical market patterns, evolving industry standards and frequent new product introductions. The success of the issuers of the Equity Securities depends in substantial part on the timely and successful introduction of new products and services. An unexpected change in one or more of the technologies affecting an issuer's products or in the market for products based on a particular technology could have a material adverse affect on an issuer's operating results. Furthermore, there can be no assurance that the issuer of the Equity Securities will be able to respond in a timely manner to compete in the rapidly developing marketplace.

The communications industry is subject to governmental regulation. However, as market forces develop, the government will continue to deregulate the communications industry, promoting vigorous economic competition and resulting in the rapid development of new communications technologies. The products and services of communications companies may be subject to rapid obsolescence. These factors could affect the value of the Series' interests. For example, while telephone companies in the United States are subject to both state and federal regulations affecting permitted rates of returns and the kinds of services that may be offered, the prohibition against phone companies delivering video services has been lifted. This creates competition between phone companies and cable operators and encourages phone companies to modernize their communications infrastructure. Certain types of companies represented in the Series' portfolio are engaged in fierce competition for a share of the market of their products. As a result, competitive pressures are intense and the stocks are subject to rapid price volatility.

Many communications companies rely on a combination of patents, copyrights, trademarks and trade secret laws to establish and protect their proprietary rights in their products and technologies. There can be no assurance that the steps taken by the issuers of the Equity Securities to protect their proprietary rights will be adequate to prevent misappropriation of their technology or that competitors will not independently develop technologies that are substantially equivalent or superior to such issuers' technology.

Energy Sector Series. An investment in this Series should be made with an understanding of the problems and risks such an investment may entail.

The Energy Sector Series invests in Equity Securities of companies involved in the energy industry. The business activities of companies held in this Series may include: production, generation, transmission, marketing, control, or measurement of energy or energy fuels; providing component parts or services to companies engaged in the above activities; energy research or experimentation; and environmental activities related to the solution of energy problems, such as energy conservation and pollution control. Companies participating in new activities resulting from technological advances or research discoveries in the energy field were also considered for this Series.

The securities of companies in the energy field are subject to changes in value and dividend yield which depend, to a large extent, on the price and supply of energy fuels. Swift price and supply fluctuations may be caused by events relating to international politics, energy conservation, the success of exploration projects, and tax and other regulatory policies of various governments. As a result of the foregoing, the Equity Securities in this Series may be subject to rapid price volatility. First Trust is unable to predict what impact the foregoing factors will have on the Equity Securities during the life of this Series.

According to the U.S. Department of Commerce, the factors which will most likely shape the energy industry include the price and availability of oil from the Middle East, changes in United States environmental policies and the continued decline in U.S. production of crude oil. Possible effects of these factors may be increased U.S. and world dependence on oil from the Organization of Petroleum Exporting Countries ("OPEC") and highly uncertain and potentially more volatile oil prices. Factors which First Trust believes may increase the profitability of oil and petroleum operations include increasing demand for oil and petroleum products as a result of the continued increases in annual miles driven and the improvement in refinery operating margins caused by increases in average domestic refinery utilization rates. The existence of surplus crude oil production capacity and the willingness to adjust production levels are the two principal requirements for stable crude oil markets. Without excess capacity, supply disruptions in some countries cannot be compensated for by others. Surplus capacity in Saudi Arabia and a few other countries and the utilization of that capacity prevented, during the Persian Gulf crisis, and continues to prevent, severe market disruption. Although unused capacity contributed to market stability in 1990 and 1991, it ordinarily creates pressure to overproduce and contributes to market uncertainty. The restoration of a large portion of Kuwait and Iraq's production and export capacity could lead to such a development in the absence of substantial growth in world oil demand. Formerly, OPEC members attempted to exercise control over production levels in each country through a system of mandatory production quotas. Because of the 1990-1991 crisis in the Middle East, the mandatory system has since been replaced with a voluntary system. Production under the new system has had to be curtailed on at least one occasion as a result of weak prices, even in the absence of supplies from Kuwait and Iraq. The pressure to deviate from mandatory quotas, if they are reimposed, is likely to be substantial and could lead to a weakening of prices. In the longer term, additional capacity and production will be required to accommodate the expected large increases in world oil demand and to compensate for expected sharp drops in U.S. crude oil production and exports from the Soviet Union. Only a few OPEC countries, particularly Saudi Arabia, have the petroleum reserves that will allow the required increase in production capacity to be attained. Given the large-scale financing that is required, the prospect that such expansion will occur soon enough to meet the increased demand is uncertain.

Declining U.S. crude oil production will likely lead to increased dependence on OPEC oil, putting refiners at risk of continued and unpredictable supply disruptions. Increasing sensitivity to environmental concerns will also pose serious challenges to the industry over the coming decade. Refiners are likely to be required to make heavy capital investments and make major production adjustments in order to comply with increasingly stringent environmental legislation, such as the 1990 amendments to the Clean Air Act. If the cost of these changes is substantial enough to cut deeply into profits, smaller refiners may be forced out of the industry entirely. Moreover, lower consumer demand due to increases in energy efficiency and conservation, gasoline reformulations that call for less crude oil, warmer winters or a general slowdown in economic growth in this country and abroad could negatively affect the price of oil and the profitability of oil companies. No assurance can be given that the demand for or prices of oil will increase or that any increases will not be marked by great volatility. Some oil companies may incur large cleanup and litigation costs relating to oil spills and other environmental damage. Oil production and refining operations are subject to extensive federal, state and local environmental laws and regulations governing air emissions and the disposal of hazardous materials. Increasingly stringent environmental laws and regulations are expected to require companies with oil production and refining operations to devote significant financial and managerial resources to pollution control. General problems of the oil and petroleum products industry include the ability of a few influential producers to significantly affect production, the concomitant volatility of crude oil prices, increasing public and governmental concern over air emissions, waste product disposal, fuel quality and the environmental effects of fossil-fuel use in general.

In addition, any future scientific advances concerning new sources of energy and fuels or legislative changes relating to the energy industry or the environment could have a negative impact on the petroleum products industry. While legislation has been enacted to deregulate certain aspects of the oil industry, no assurances can be given that new or additional regulations will not be adopted. Each of the problems referred to could adversely affect the financial stability of the issuers of any petroleum industry stocks in this Series.

Financial Sector Series. An investment in this Series should be made with an understanding of the problems and risks inherent in the bank and financial services sector in general.

Banks, thrifts and their holding companies are especially subject to the adverse effects of economic recession, volatile interest rates, portfolio concentrations in geographic markets and in commercial and residential real estate loans, and competition from new entrants in their fields of business. Banks and thrifts are highly dependent on net interest margin. Recently, bank profits have come under pressure as net interest margins have contracted, but volume gains have been strong in both commercial and consumer products. There is no certainty that such conditions will continue. Bank and thrift institutions had received significant consumer mortgage fee income as a result of activity in mortgage and refinance markets. As initial home purchasing and refinancing activity subsided, this income diminished. Economic conditions in the real estate markets, which have been weak in the past, can have a substantial effect upon banks and thrifts because they generally have a portion of their assets invested in loans secured by real estate. Banks, thrifts and their holding companies are subject to extensive federal regulation and, when such institutions are state-chartered, to state regulation as well. Such regulations impose strict capital requirements and limitations on the nature and extent of business activities that banks and thrifts may pursue. Furthermore, bank regulators have a wide range of discretion in connection with their supervisory and enforcement authority and may substantially restrict the permissible activities of a particular institution if deemed to pose significant risks to the soundness of such institution or the safety of the federal deposit insurance fund. Regulatory actions, such as increases in the minimum capital requirements applicable to banks and thrifts and increases in deposit insurance premiums required to be paid by banks and thrifts to the Federal Deposit Insurance Corporation ("FDIC"), can negatively impact earnings and the ability of a company to pay dividends. Neither federal insurance of deposits nor governmental regulations, however, insures the solvency or profitability of banks or their holding companies, or insures against any risk of investment in the securities issued by such institutions.

The statutory requirements applicable to and regulatory supervision of banks, thrifts and their holding companies have increased significantly and have undergone substantial change in recent years. To a great extent, these changes are embodied in the Financial Institutions Reform, Recovery and Enforcement Act; enacted in August 1989, the Federal Deposit Insurance Corporation Improvement Act of 1991, the Resolution Trust Corporation Refinancing, Restructuring, and Improvement Act of 1991 and the regulations promulgated under these laws. Many of the regulations promulgated pursuant to these laws have only recently been finalized and their impact on the business, financial condition and prospects of the Equity Securities in the Series' portfolio cannot be predicted with certainty. Periodic efforts by recent Administrations to introduce legislation broadening the ability of banks to compete with new products have not been successful, but if enacted could lead to more failures such as a result of increased competition and added risks. Failure to enact such legislation, on the other hand, may lead to declining earnings and an inability to compete with unregulated financial institutions. Efforts to expand the ability of federal thrifts to branch on an interstate basis have been initially successful through promulgation of regulations, and legislation to liberalize interstate banking has recently been signed into law. Under the legislation, banks will be able to purchase or establish subsidiary banks in any state, one year after the legislation's enactment. Since mid-1997, banks have been allowed to turn existing banks into branches. Consolidation is likely to continue. The Securities and Exchange Commission and the Financial Accounting Standards Board require the expanded use of market value accounting by banks and have imposed rules requiring market accounting for investment securities held in trading accounts or available for sale. Adoption of additional such rules may result in increased volatility in the reported health of the industry, and mandated regulatory intervention to correct such problems. Additional legislative and regulatory changes may be forthcoming. For example, the bank regulatory authorities have proposed substantial changes to the Community Reinvestment Act and fair lending laws, rules and regulations, and there can be no certainty as to the effect, if any, that such changes would have on the Equity Securities in the Series' portfolio. In addition, from time to time the deposit insurance system is reviewed by Congress and federal regulators, and proposed reforms of that system could, among other things, further restrict the ways in which deposited moneys can be used by banks or reduce the dollar amount or number of deposits insured for any depositor. Such reforms could reduce profitability such as investment opportunities available to bank institutions become more limited and as consumers look for savings vehicles other than bank deposits. Banks and thrifts face significant competition from other financial institutions such as mutual funds, credit unions, mortgage banking companies and insurance companies, and increased competition may result from legislative broadening of regional and national interstate banking powers as has been recently enacted. Among other benefits, the legislation allows banks and bank holding companies to acquire across previously prohibited state lines and to consolidate their various bank subsidiaries into one unit. First Trust makes no prediction as to what, if any, manner of bank and thrift regulatory actions might ultimately be adopted or what ultimate effect such actions might have on the Series' portfolio.

The Federal Bank Holding Company Act of 1956 generally prohibits a bank holding company from (1) acquiring, directly or indirectly, more than 25% of the outstanding shares of any class of voting securities of a bank or bank holding company, (2) acquiring control of a bank or another bank holding company, (3) acquiring all or substantially all the assets of a bank, or (4) merging or consolidating with another bank holding company, without first obtaining Federal Reserve Board ("FRB") approval. In considering an application with respect to any such transaction, the FRB is required to consider a variety of factors, including the potential anti-competitive effects of the transaction, the financial condition and future prospects of the combining and resulting institutions, the managerial resources of the resulting institution, the convenience and needs of the communities the combined organization would serve, the record of performance of each combining organization under the Community Reinvestment Act and the Equal Credit Opportunity Act, and the prospective availability to the FRB of information appropriate to determine ongoing regulatory compliance with applicable banking laws. In addition, the federal Change In Bank Control Act and various state laws impose limitations on the ability of one or more individuals or other entities to acquire control of banks or bank holding companies.

The FRB has issued a policy statement on the payment of cash dividends by bank holding companies. In the policy statement, the FRB expressed its view that a bank holding company experiencing earnings weaknesses should not pay cash dividends which exceed its net income or which could only be funded in ways that would weaken its financial health, such as by borrowing. The FRB also may impose limitations on the payment of dividends as a condition to its approval of certain applications, including applications for approval of mergers and acquisitions. First Trust makes no prediction as to the effect, if any, such laws will have on the Equity Securities or whether such approvals, if necessary, will be obtained.

Some of the nation's largest banks, working to upgrade their own computer systems to meet the Year 2000 deadline, are concerned that some borrowers may fail to upgrade their computers in time, creating problem loans and increasing overall loan losses. Banks considered most vulnerable by analysts include those lending primarily to small businesses, which are not as likely as large businesses to have a plan for upgrading their computer. Also at risk are banks with significant exposure overseas, where many foreign businesses are not moving as quickly to resolve this problem. Analysts warn that it will be difficult for banks to determine their potential loan losses related to Year 2000 credit risk.

Companies involved in the insurance industry are engaged in underwriting, reinsuring, selling, distributing or placing of property and casualty, life or health insurance. Other growth areas within the insurance industry include brokerage, reciprocals, claims processors and multiline insurance companies. Insurance company profits are affected by interest rate levels, general economic conditions, and price and marketing competition. Property and casualty insurance profits may also be affected by weather catastrophes and other disasters. Life and health insurance profits may be affected by mortality and morbidity rates.
Individual companies may be exposed to material risks including reserve inadequacy and the inability to collect from reinsurance carriers. Insurance companies are subject to extensive governmental regulation, including the imposition of maximum rate levels, which may not be adequate for some lines of business. Proposed or potential tax law changes may also adversely affect insurance companies' policy sales, tax obligations, and profitability. In addition to the foregoing, profit margins of these companies continue to shrink due to the commoditization of traditional businesses, new competitors, capital expenditures on new technology and the pressures to compete globally.

In addition to the normal risks of business, companies involved in the insurance industry are subject to significant risk factors, including those applicable to regulated insurance companies, such as : (i) the inherent uncertainty in the process of establishing property-liability loss reserves, particularly reserves for the cost of environmental, asbestos and mass tort claims, and the fact that ultimate losses could materially exceed established loss reserves which could have a material adverse effect on results of operations and financial condition;
(ii) the fact that insurance companies have experienced, and can be expected in the future to experience, catastrophe losses which could have a material adverse impact on their financial condition, results of operations and cash flow; (iii) the inherent uncertainty in the process of establishing property-liability loss reserves due to changes in loss payment patterns caused by new claims settlement practices; (iv) the need for insurance companies and their subsidiaries to maintain appropriate levels of statutory capital and surplus, particularly in light of continuing scrutiny by rating organizations and state insurance regulatory authorities, and in order to maintain acceptable financial strength or claims-paying ability rating; (v) the extensive regulation and supervision to which insurance companies' subsidiaries are subject, various regulatory initiatives that may affect insurance companies, and regulatory and other legal actions; (vi) the adverse impact that increases in interest rates could have on the value of an insurance company's investment portfolio and on the attractiveness of certain of its products; (vii) the need to adjust the effective duration of the assets and liabilities of life insurance operations in order to meet the anticipated cash flow requirements of its policyholder obligations, and (vii) the uncertainty involved in estimating the availability of reinsurance and the collectibility of reinsurance recoverables.

The state insurance regulatory framework has, during recent years, come under increased federal scrutiny, and certain state legislatures have considered or enacted laws that alter and, in many cases, increase state authority to regulate insurance companies and insurance holding company systems. Further, the National Association of Insurance Commissioners ("NAIC") and state insurance regulators are re-examining existing laws and regulations, specifically focusing on insurance companies, interpretations of existing laws and the development of new laws. In addition, Congress and certain federal agencies have investigated the condition of the insurance industry in the United States to determine whether to promulgate additional federal regulations. First Trust is unable to predict whether any state or federal legislation will be enacted to change the nature or scope of regulation of the insurance industry, or what effect, if any, such legislation would have on the industry.

All insurance companies are subject to state laws and regulations that require diversification of their investment portfolios and limit the amount of investments in certain investment categories. Failure to comply with these laws and regulations could cause non-conforming investments to be treated as non-admitted assets for purposes of measuring statutory surplus and, in some instances, would require divestiture.

Environmental pollution clean-up is the subject of both federal and state regulation. By some estimates, there are thousands of potential waste sites subject to clean up. The insurance industry is involved in extensive litigation regarding coverage issues. The Comprehensive Environmental Response Compensation and Liability Act of 1980 ("Superfund") and comparable state statutes ("mini-Superfund") govern the clean-up and restoration by "Potentially Responsible Parties" ("PRP's"). Superfund and the mini- Superfunds
("Environmental Clean-up Laws" or "ECLs") establish a mechanism to pay for clean-up of waste sites if PRPs fail to do so, and to assign liability to PRPs. The extent of liability to be allocated to a PRP is dependent on a variety of factors. Further, the number of waste sites subject to clean-up is unknown. Very few sites have been subject to clean-up to date. The extent of clean-up necessary and the assignment of liability has not been established. The insurance industry is disputing many such claims. Key coverage issues include whether Superfund response costs are considered damages under the policies, when and how coverage is triggered, applicability of pollution exclusions, the potential for joint and several liability and definition of an occurrence. Similar coverage issues exist for clean up and waste sites not covered under Superfund. To date, courts have been inconsistent in their rulings on these issues. An insurer's exposure to liability with regard to its insureds which have been, or may be, named as PRPs is uncertain. Superfund reform proposals have been introduced in Congress, but none have been enacted. There can be no assurance that any Superfund reform legislation will be enacted or that any such legislation will provide for a fair, effective and cost-efficient system for settlement of Superfund related claims.

Proposed federal legislation which would permit banks greater participation in the insurance business could, if enacted, present an increased level of competition for the sale of insurance products. In addition, while current federal income tax law permits the tax-deferred accumulation of earnings on the premiums paid by an annuity owner and holders of certain savings-oriented life insurance products, no assurance can be given that future tax law will continue to allow such tax deferrals. If such deferrals were not allowed, consumer demand for the affected products would be substantially reduced. In addition, proposals to lower the federal income tax rates through a form of flat tax or otherwise could have, if enacted, a negative impact on the demand for such products.

Companies engaged in investment banking/brokerage and investment management include brokerage firms, broker/dealers, investment banks, finance companies and mutual fund companies. Earnings and share prices of companies in this industry are quite volatile, and often exceed the volatility levels of the market as a whole. Recently, ongoing consolidation in the industry and the strong stock market has benefited stocks which investors believe will benefit from greater investor and issuer activity. Major determinants of future earnings of these companies are the direction of the stock market, investor confidence, equity transaction volume, the level and direction of long-term and short-term interest rates, and the outlook for emerging markets. Negative trends in any of these earnings determinants could have a serious adverse effect on the financial stability, as well as on the stock prices, of these companies. Furthermore, there can be no assurance that the issuers of the Equity Securities included in this Series will be able to respond in a timely manner to compete in the rapidly developing marketplace. In addition to the foregoing, profit margins of these companies continue to shrink due to the commoditization of traditional businesses, new competitors, capital expenditures on new technology and the pressures to compete globally.

Pharmaceutical/Healthcare Sector Series. An investment in this Series should be made with an understanding of the characteristics of the pharmaceutical and medical industries and the risks which such investment may entail.

Pharmaceutical companies are companies involved in drug development and production services. Such companies have potential risks unique to their sector of the healthcare field. Such companies are subject to governmental regulation of their products and services, a factor which could have a significant and possibly unfavorable effect on the price and availability of such products or services. Furthermore, such companies face the risk of increasing competition from generic drug sales, the termination of their patent protection for drug products and the risk that technological advances will render their products or services obsolete. The research and development costs of bring a drug to market are substantial and include lengthy government review processes, with no guarantee that the product will ever come to market. Many of these companies may have losses and not offer certain products for several years. Such companies may also have persistent losses during a new product's transition from development to production, and revenue patterns may be erratic.

The medical sector has historically provided investors with significant growth opportunities. One of the industries included in the sector is pharmaceutical companies. Such companies develop, manufacture and sell prescription and over-the-counter drugs. In addition, they are well known for the vast amounts of money they spend on world-class research and development. In short, such companies work to improve the quality of life for millions of people and are vital to the nation's health and well-being.

As the population of the United States ages, the companies involved in the pharmaceutical field will continue to search for and develop new drugs through advanced technologies and diagnostics. On a worldwide basis, such companies are involved in the development and distribution of drugs and vaccines. These activities may make the pharmaceutical sector very attractive for investors seeking the potential for growth in their investment portfolio. However, there are no assurances that the Series' objectives will be met.

Legislative proposals concerning healthcare are considered from time to time. These proposals span a wide range of topics, including cost and price controls (which might include a freeze on the prices of prescription drugs), national health insurance, incentives for competition in the provisions of healthcare services, tax incentives and penalties related to healthcare insurance premiums and promotion of prepaid healthcare plans. First Trust is unable to predict the effect of any of these proposals, if enacted, on the issuers of Equity Securities in the Series.

Technology Sector Series. An investment in this Series should be made with an understanding of the characteristics of the technology industry and the risks which such an investment may entail.

Technology companies generally include companies involved in the development, design, manufacture and sale of computers, computer-related equipment, computer networks, communications systems, telecommunications products, electronic products and other related products, systems and services. The market for these products, especially those specifically related to the Internet, is characterized by rapidly changing technology, rapid product obsolescence, cyclical market patterns, evolving industry standards and frequent new product introductions. The success of the issuers of the Equity Securities depends in substantial part on the timely and successful introduction of new products. An unexpected change in one or more of the technologies affecting an issuer's products or in the market for products based on a particular technology could have a material adverse affect on an issuer's operating results. Furthermore, there can be no assurance that the issuers of the Equity Securities will be able to respond in a timely manner to compete in the rapidly developing marketplace.

Based on trading history of common stock, factors such as announcements of new products or development of new technologies and general conditions of the industry have caused and are likely to cause the market price of high-technology common stocks to fluctuate substantially. In addition, technology company stocks have experienced extreme price and volume fluctuations that often have been unrelated to the operating performance of such companies. This market volatility may adversely affect the market price of the Equity Securities.

Some key components of certain products of technology issuers are currently available only from single sources. There can be no assurance that in the future suppliers will be able to meet the demand for components in a timely and cost effective manner. Accordingly, an issuer's operating results and customer relationships could be adversely affected by either an increase in price for, or an interruption or reduction in supply of, any key components. Additionally, many technology issuers are characterized by a highly concentrated customer base consisting of a limited number of large customers who may require product vendors to comply with rigorous industry standards. Any failure to comply with such standards may result in a significant loss or reduction of sales. Because many products and technologies of technology companies are incorporated into other related products, such companies are often highly dependent on the performance of the personal computer, electronics and telecommunications industries. There can be no assurance that these customers will place additional orders, or that an issuer of Equity Securities will obtain orders of similar magnitude such as past orders from other customers. Similarly, the success of certain technology companies is tied to a relatively small concentration of products or technologies. Accordingly, a decline in demand of such products, technologies or from such customers could have a material adverse impact on issuers of Equity Securities.

Many technology companies rely on a combination of patents, copyrights, trademarks and trade secret laws to establish and protect their proprietary rights in their products and technologies. There can be no assurance that the steps taken by the issuers of the Equity Securities to protect their proprietary rights will be adequate to prevent misappropriation of their technology or that competitors will not independently develop technologies that are substantially equivalent or superior to such issuers' technology. In addition, due to the increasing public use of the Internet, it is possible that other laws and regulations may be adopted to address issues such as privacy, pricing, characteristics, and quality of Internet products and services. For example, recent proposals would prohibit the distribution of obscene, lascivious or indecent communications on the Internet. The adoption of any such laws could have a material adverse impact on the Equity Securities in the Series.

                                FUND MANAGEMENT

The officers of the Fund manage its day to day operations and are responsible to the Fund's Board of Managers. The Managers set broad policies for each Series and choose the Fund's officers. The following is a list of the Managers and officers of the Fund and a statement of their present positions and principal occupations during the past five years. The mailing address of the officers and Managers, unless otherwise noted, is 5901 Executive Drive, Lansing, Michigan 48911.

ANDREW B. HOPPING* (Age 40)
JNL Variable Fund LLC, Sole Managing Board Member (October, 1998 to present) JNL Series Trust, Trustee (8/97 to present)
JNL Series Trust, President (8/97 to present)
JNL Series Trust, Chief Executive Officer (8/97 to present)
JNL Series Trust, Vice President (8/96 to 8/97)
JNL Series Trust, Treasurer (8/96 to 8/97)
JNL Series Trust, Chief Financial Officer (8/96 to 8/97)
Jackson National Financial Services, LLC, President (3/98 to present)
Jackson National Financial Services, LLC, Managing Board Member (3/98 to present)
Jackson National Life Insurance Company, Executive Vice President (7/98 to present)
Jackson National Life Insurance Company, Chief Financial Officer (12/97 to present)
Jackson National Life Insurance Company, Senior Vice President (6/94 to 7/98) National Planning Corporation, Vice President (5/98 to 7/98)
National Planning Corporation, Director (6/97 to present)
Jackson National Financial Services, Inc., CEO (7/97 to 5/98)
Jackson National Financial Services, Inc., President (7/97 to 5/98) Countrywide Credit, Executive Vice President (3/92 to 6/94)

*Managers who are interested persons as defined in the 1940 Act.

To the extent required by applicable law, Jackson National Life will solicit voting instructions from owners of variable annuity Policies. All interests in each Series of the Fund will be voted by Jackson National Life in accordance with voting instructions received from such variable Policy owners. Jackson National Life will vote all of the interests which it is entitled to vote in the same proportion as the voting instructions given by variable Policy owners, on the issues presented.

The Managers who are "interested persons" and officers as designated above receive no compensation from the Trust. Disinterested Managers will be paid $_______ for each meeting they attend.


                                   PERFORMANCE

As described in the Prospectus, a Series' historical performance may be shown in the form of total return and yield. These performance measures are described below. Performance advertised for a Series may or may not reflect the effect of any charges that are imposed under a variable annuity Policy that is funded by the Fund. Such charges, described in the variable annuity prospectus, will have the effect of reducing a Series' performance.

Standardized average annual total return and non-standardized total return measure both the net investment income generated by, and the effect of any realized and unrealized appreciation or depreciation of, the underlying investments of a Series. Yield is a measure of the net investment income per interest earned over a specific one month or 30-day period expressed as a percentage of the net asset value.

A Series' standardized average annual total return quotation is computed in accordance with a standardized method prescribed by rules of the Securities and Exchange Commission. The standardized average annual total return for a Series for a specific period is found by first taking a hypothetical $1,000 investment ("initial investment") in the Series' interests on the first day of the period, adjusting to deduct the applicable charges, if any, and computing the "redeemable value" of that investment at the end of the period. The redeemable value is then divided by the initial investment, and this quotient is taken to the Nth root (N representing the number of years in the period) and 1 is subtracted from the result, which is then expressed as a percentage. The calculation assumes that all income and capital gains dividends paid by the Series have been reinvested at net asset value on the reinvestment dates during the period.

The standardized average annual total return quotations will be current to the last day of the calendar quarter preceding the date on which an advertisement is submitted for publication. The standardized average annual total return will be based on rolling calendar quarters and will cover at least periods of one, five and ten years, or a period covering the time the Series has been in existence, if it has not been in existence for one of the prescribed periods.

Non-standardized total return may also be advertised. Non-standardized total return may be for periods other than those required to be presented or may otherwise differ from standardized average annual total return. Non-standardized total return for a specific period is calculated by first taking an investment ("initial investment") in the Series' interests on the first day of the period and computing the "end value" of that investment at the end of the period. The total return percentage is then determined by subtracting the initial investment from the ending value and dividing the remainder by the initial investment and expressing the result as a percentage. The calculation assumes that all income and capital gains dividends paid by the Series have been reinvested at net asset value on the reinvestment dates during the period. Non-standardized total return may also be shown as the increased dollar value of the hypothetical investment over the period.

Quotations of standardized average annual total return and non-standardized total return are based upon historical earnings and will fluctuate. Any quotation of performance, therefore, should not be considered a guarantee of future performance. Factors affecting the performance of a Series include general market conditions, operating expenses and investment management.

The yield for a Series is computed in accordance with a standardized method prescribed by the rules of the SEC. Under that method, yield is computed by dividing the net investment income per interest earned during the specified one month or 30-day period by the offering price per interest on the last day of the period, according to the following formula:


Where:
      a = dividends and interest earned during the period.
      b = expenses accrued for the period (net of reimbursements).
      c = the average daily number of interests outstanding during the period that were entitled to receive dividends d = the offering price (net asset value) per interest on the last day of the period.

In computing the yield, the Series follow certain standardized accounting practices specified by SEC rules. These practices are not necessarily consistent with those that the Series use to prepare annual and interim financial statements in accordance with generally accepted accounting principles.

A Series' performance quotations are based upon historical results and are not necessarily representative of future performance. The Series' interests are sold at net asset value. Returns and net asset value will fluctuate. Factors affecting a Series' performance include general market conditions, operating expenses and investment management. Interests of a Series are redeemable at the then current net asset value, which may be more or less than original cost.

The performance of the Series may be compared to various other selected recognized market indicators. There are differences and similarities between the investments which a Series may purchase and the investments measured by the market indicators. Each Series may compare its performance to one or more of the Consumer Price Index, the Standard & Poor's 500 Index, the Standard & Poor's MidCap 400 Index, the Morgan Stanley Capital International World Index, the Lehman Brothers Aggregate Bond Index, the Lehman Brothers High Yield Index, the Salomon Brothers Broad Investment Grade Index, the Salomon Brothers Treasury Index, the Russell 2000 Index, the Russell Midcap Index, or the Morgan Stanley Europe and Australasia, Far East Equity Index The foregoing bond indexes are unmanaged. The market prices and yields of corporate and government bonds will fluctuate. Lipper and CDA are widely recognized independent mutual fund reporting services. Lipper and CDA indexes are weighted performance averages of other mutual funds with similar investment objectives. The net asset values and returns of the Series will also fluctuate. No adjustments are made for taxes payable on dividends.

A Series may periodically advertise tax-deferred compounding charts and other hypothetical illustrations.

                     INVESTMENT ADVISORY AND OTHER SERVICES

Investment Adviser

JNFSLLC, 5901 Executive Drive, Lansing, Michigan 48911, is the investment adviser to the Fund. As investment adviser, JNFSLLC provides the Fund with professional investment supervision and management and permits any of its officers or employees to serve without compensation as Managers or officers of the Fund if elected to such positions. JNFSLLC is a wholly owned subsidiary of Jackson National Life Insurance Company, which is in turn wholly owned by Prudential Corporation plc, a life insurance company in the United Kingdom.

JNFSLLC acts as investment adviser to the Fund pursuant to an Investment Advisory and Management Agreement.

The Investment Advisory and Management Agreement continues in effect for each Series from year to year after its initial two-year term so long as its continuation is approved at least annually by (i) a majority of the Managers who are not parties to such agreement or interested persons of any such party except in their capacity as Managers of the Fund, and (ii) the interest holders of each Series or the Board of Managers. It may be terminated at any time upon 60 days notice by either party, or by a majority vote of the outstanding interests of a Series with respect to that Series, and will terminate automatically upon assignment. Additional Series may be subject to a different agreement. The Investment Advisory and Management Agreement provides that JNFSLLC shall not be liable for any error of judgment, or for any loss suffered by the Series in connection with the matters to which the agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of JNFSLLC in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties under the agreement. As compensation for its services, the Trust pays JNFSLLC a fee as described in the Prospectus.

Sub-Adviser

JNFSLLC has entered into a Sub-Advisory Agreement with First Trust Advisors L.P. ("First Trust") to manage the investment and reinvestment of the assets of each Series, subject to JNFSLLC's supervision.

Under the Sub-Advisory Agreement, First Trust provides each Series with discretionary investment services. Specifically, First Trust is responsible for supervising and directing the investments of each Series in accordance with each Series' investment objective, program, and restrictions as provided in the Prospectus and this Statement of Additional Information. First Trust is also responsible for effecting all security transactions on behalf of each Series.

As compensation for its services, First Trust receives a fee, as disclosed in the Prospectus, which is paid by JNFSLLC. The Sub-Advisory Agreement also provides that JNFSLLC, its directors, officers, employees, and certain other persons performing specific functions for the Series will only be liable to the Series for losses resulting from willful misfeasance, bad faith, gross negligence, or reckless disregard of duty.

The Sub-Advisory Agreement continues in effect for each Series from year to year after its initial two-year term so long as its continuation is approved at least annually by a majority of the Managers who are not parties to such agreement or interested persons of any such party except in their capacity as Managers of the Series and by the interest holders of each Series or the Board of Managers. It may be terminated at any time upon 60 days' notice by either party, or by a majority vote of the outstanding interests of a Series with respect to that Series, and will terminate automatically upon assignment or upon the termination of the investment management agreement between JNFSLLC and the Series. Additional Series may be subject to a different agreement. First Trust is responsible for compliance with the provisions of Section 817(h) of the Internal Revenue Code of 1986, as amended ("Code"), applicable to each Series (relating to the diversification requirements applicable to investments in underlying variable annuity contracts).

Sub-License Agreement

JNFSLLC, Jackson National Life and the Fund have also entered into a Sub-License Agreement with First Trust under the terms of which the Fund and Jackson National Life are permitted to use and refer to certain copyright, trademark and proprietary rights and trade secrets of Dow Jones & Company.

Administrative Fee

Each Series pays to JNFSLLC an Administrative Fee of .10% of the average daily net assets of the Series. In return for the fee, JNFSLLC provides or procures all necessary administrative functions and services for the operation of the Series. In addition, JNFSLLC, at its own expense, will arrange for legal, audit, fund accounting, custody, printing and mailing, and all other services necessary for the operation of each Series. Each Series is responsible for trading expenses including brokerage commissions, interest and taxes, and other non-operating expenses.

Custodian and Transfer Agent

The custodian has custody of all securities and cash of the Fund maintained in the United States and attends to the collection of principal and income and payment for and collection of proceeds of securities bought and sold by the Fund.

_______________ acts as custodian for each Series of the Fund. JNFSLLC is the transfer agent and dividend-paying agent for each Series of the Fund.

Independent Accountants

The Series' independent accountants, PricewaterhouseCoopers LLP, 200 East Randolph Drive, Chicago, Illinois 60601, audit and report on the Series' annual financial statements, and perform other professional accounting, auditing and advisory services when engaged to do so by the Series.

Series Transactions and Brokerage

The primary consideration in portfolio security transactions is "best execution," i.e., execution at the most favorable prices and in the most effective manner possible. JNFSLLC and First Trust always attempt to achieve best execution and have complete freedom as to the markets in and the broker/dealers through which they seek this result. Subject to the requirement of seeking best execution, securities may be bought from or sold to broker/dealers who have furnished statistical, research, and other information or services to JNFSLLC or First Trust. In placing orders with such broker/dealers, JNFSLLC and First Trust will, where possible, take into account the comparative usefulness of such information. Such information is useful to JNFSLLC and First Trust even though its dollar value may be indeterminable and its receipt or availability generally does not reduce JNFSLLC's or First Trust's normal research activities or expenses.

Fund portfolio transactions may be effected with broker/dealers who have assisted investors in the purchase of policies. However, neither such assistance nor sale of other investment company shares is a qualifying or disqualifying factor in a broker/dealer's selection, nor is the selection of any broker/dealer based on the volume of interests sold.

There may be occasions when portfolio transactions for the Fund are executed as part of concurrent authorizations to purchase or sell the same security for trusts or other accounts served by affiliated companies of JNFSLLC or First Trust. Although such concurrent authorizations potentially could be either advantageous or disadvantageous to the Fund, they are effected only when JNFSLLC and First believe that to do so is in the interest of the Fund. When such concurrent authorizations occur the executions will be allocated in an equitable manner.

Code of Ethics

To mitigate the possibility that a Series will be adversely affected by personal trading of employees, the Fund, JNFSLLC and First Trust have adopted Codes of Ethics under Rule 17j-1 of the 1940 Act. These Codes contain policies restricting securities trading in personal accounts of the portfolio managers and others who normally come into possession of information on portfolio transactions. These Codes comply, in all material respects, with the recommendations of the Investment Company Institute.

                 PURCHASES, REDEMPTIONS AND PRICING OF INTERESTS

Account I may purchase interests of the Series at their net asset value. Interests are purchased using premiums received on Policies issued by Account I. Account I is funded by interests of the Fund.

All investments in the Fund are credited to the interest holder's account in the form of full and fractional interests of the designated Series (rounded to the nearest 1/1000 of an interest). The Fund does not issue interest certificates.

As stated in the Prospectus, the net asset value ("NAV") of Series' interests is determined once each day on which the New York Stock Exchange (the "NYSE") is open ("Business Day") at the close of the regular trading session of the Exchange (normally 4:00 p.m., Eastern Time, Monday through Friday). The NAV of Series' interests is not determined on the days the NYSE is closed, which days generally are New Year's Day, Martin Luther King Jr. holiday, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

The per interest NAV of a Series is determined by dividing the total value of the securities and other assets, less liabilities, by the total number of interests outstanding. In determining NAV, securities listed on the national securities exchanges, the NASDAQ National Market and foreign markets are valued at the closing prices on such markets, or if such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Securities that are traded on the over-the- counter market are valued at their closing bid prices. Foreign securities and currencies are converted to U.S. dollars using exchange rates in effect at the time of valuation. A Series will determine the market value of individual securities held by it, by using prices provided by one or more professional pricing services which may provide market prices to other funds, or, as needed, by obtaining market quotations from independent broker-dealers. Short-term securities maturing within 60 days are valued on the amortized cost basis. Securities for which quotations are not readily available, and other assets, are valued at fair values determined in good faith under procedures established by and under the supervision of the Managers.

Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed well before the close of business on each Business Day. In addition, European and Far Eastern securities trading generally or in a particular country or countries may not take place on all Business Days. Furthermore, trading takes place in Japanese markets on certain Saturdays and in various foreign markets on days which are not Business Days and on which a Series' net asset value is not calculated. A Series calculates net asset value per interest, and therefore effects sales, redemptions and repurchases of its interests, as of the close of the NYSE once on each day on which the NYSE is open. Such calculation does not take place contemporaneously with the determination of the prices of the majority of the foreign portfolio securities used in such calculation.

The Fund may suspend the right of redemption for any Series only under the following unusual circumstances: (a) when the New York Stock Exchange is closed (other than weekends and holidays) or trading is restricted; (b) when an emergency exists, making disposal of portfolio securities or the valuation of net assets not reasonably practicable; or (c) during any period when the Securities and Exchange Commission has by order permitted a suspension of redemption for the protection of interest holders.

                             ADDITIONAL INFORMATION

Voting Rights

Interest holders are entitled to one vote for each interest held. Interest holders may vote on the election of Managers and on other matters submitted to meetings of interest holders. In regard to termination, sale of assets, or change of investment restrictions, the right to vote is limited to the holders of interests of the particular Series affected by the proposal. When a majority is required, it means the lesser of 67% or more of the interests present at a meeting when the holders of more than 50% of the outstanding interests are present or represented by proxy, or more than 50% of the outstanding interests.

Shareholder Inquiries

All inquiries regarding the Fund should be directed to the Fund at the telephone number or address shown on the cover page of the Prospectus.

                                   TAX STATUS

The Fund is not a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). The Fund nonetheless does not pay federal income tax on its interest, dividend income or capital gains. As a limited liability company whose interests are sold only to Account I, the Fund is disregarded as an entity for purposes of federal income taxation. Jackson National Life, through Account I, is treated as owning the assets of the Series directly and its tax obligations thereon are computed pursuant to Subchapter L of the Code (which governs the taxation of insurance companies). Under current tax law, interest, dividend income and capital gains of the Fund are not taxable to the Fund, and are not currently taxable to Jackson National Life or to Policy owners, when left to accumulate within a variable annuity Policy. Tax disclosure relating to the variable annuity Policies that offer the Fund as an investment alternative is contained in the prospectuses for those Policies.

Section 817(h) of the Code imposes certain diversification standards on the underlying assets of segregated asset accounts that fund contracts such as the variable annuity Policies (that is, the assets of the Series). Failure to satisfy those standards would result in imposition of Federal income tax on a variable annuity Policy owner with respect to the increase in the value of the variable annuity Policy. Section 817(h)(2) provides that a segregated asset account that funds contracts such as the variable annuity Policies is treated as meeting the diversification standards if, as of the close of each calendar quarter, the assets in the account meet the diversification requirements for a regulated investment company and no more than 55% of those assets consist of cash, cash items, U.S. Government securities and securities of other regulated investment companies.

The Treasury  Regulations  amplify the  diversification  standards  set forth in
Section 817(h) and provide an alternative to the provision described above. Under the regulations, an investment portfolio will be deemed adequately diversified if (i) no more than 55% of the value of the total assets of the portfolio is represented by any one investment; (ii) no more than 70% of such value is represented by any two investments; (iii) no more than 80% of such value is represented by any three investments; and (iv) no more than 90% of such value is represented by any four investments. For purposes of these Regulations all securities of the same issuer are treated as a single investment, but each United States government agency or instrumentality shall be treated as a separate issuer.

Each Series will be managed with the intention of complying with these diversification requirements. It is possible that, in order to comply with these requirements, less desirable investment decisions may be made which could affect the investment performance of a Series.

                              FINANCIAL STATEMENTS

No financial statements for the Fund are included in the prospectus or in this Statement of Additional Information because the Fund had not commenced operations as of the effective date of this prospectus and Statement of Additional Information.


                              JNL VARIABLE FUND LLC

                                     PART C
                                OTHER INFORMATION

Note: Items 24-32 have been answered with respect to all investment portfolios (Series) of the Registrant.

Item 24. Financial Statements and Exhibits.

(a)      Financial Statements

         Not Applicable

(b)      Exhibits

Exhibit
Number   Description
------   -----------

1.       Certificate of Formation of the Registrant, attached hereto.

2.       Operating Agreement of the Registrant, to be filed by Amendment.

3.       Not Applicable

4.       Not Applicable

5.       (a)      Investment   Advisory   and   Management   Agreement   between
                  Registrant and Jackson National Financial Services, LLC, to be filed by Amendment.

         (b) Investment Sub-Advisory Agreement between Jackson National Financial Services, LLC and First Trust Advisers L.P., to be filed by Amendment.

6. Fund Participation Agreement between Registrant, Jackson National Life Insurance Company and Jackson National Separate Account - I, to be filed by Amendment.

7.       Not Applicable

8.       Custodian Contract, to be filed by Amendment.

9. Transfer Agency and Service Agreement between Registrant and Jackson National Financial Services, LLC, to be filed by Amendment.

10.      Opinion of counsel, to be filed by Amendment.

11.      Consent of independent auditors, to be filed by Amendment.

12.      Not Applicable

13.      Not Applicable

14.      Not Applicable

15.      Not Applicable

16.      Not Applicable

17.      Not Applicable

18.      Not Applicable

Item 25. Persons controlled by or under Common Control with Registrant.

         Not Applicable.

Item 26. Number of Holders of Securities.

                                                               NUMBER OF
                                                               HOLDERS AS OF
         SERIES                                                November 27, 1998
         ------                                                -----------------

         JNL/First Trust The Dow Target 5 Series                               0
         JNL/First Trust The Dow Target 10 Series                              0
         JNL/First Trust Global Target 15 Series                               0
         JNL/First Trust Target 25 Series                                      0
         JNL/First Trust Target Small-Cap Series                               0
         JNL/First Trust Technology Sector Series                              0
         JNL/First Trust Pharmaceutical/Healthcare Sector Series               0
         JNL/First Trust Financial Sector Series                               0
         JNL/First Trust Energy Sector Series                                  0
         JNL/First Trust Leading Brands Sector Series                          0
         JNL/First Trust Communications Sector Series                          0

Item 27. Indemnification.

         To be filed by Pre-Effective Amendment.

Item 28. Business and Other Connections of Investment Adviser.

         Incorporated herein by reference from the Prospectus and Statement of Additional Information relating to the Fund are the following: the description of the business of Jackson National Financial Services, LLC contained in the sections entitled "Management of the Fund" and "Investment Adviser and Other Services" and the biographical information pertaining to Mr. Hopping contained in the section entitled "Members of Management Board" of the Statement of Additional Information.

         First Trust Advisers L.P. (File No. 801-39950), the sub-adviser of the Fund, is primarily engaged in the business of rendering investment advisory services. Reference is made to the most recent Form ADV and schedules thereto on file with the Commission for a description of the names and employment of the directors and officers of the sub-adviser and other required information.

Item 29. Principal Underwriters.

         Not Applicable

Item 30. Location of Accounts and Records

         The accounts, books and other documents required to be maintained pursuant to Rule 31a-1 will be kept in the physical possession of the Registrant at 225 West Wacker Drive, Suite 1200, Chicago, Illinois 60606.

Item 31. Management Services.

         Not Applicable

Item 32. Undertakings.

         (a)      Not Applicable.

         (b)      Not Applicable.

         (c) Registrant hereby undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders upon request and without charge.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940 the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Lansing and the State of Michigan on the 30th day of November, 1998.


                                               JNL VARIABLE FUND LLC


                                               By: /s/ Andrew B. Hopping
                                                   --------------------------
                                                   Andrew B. Hopping
                                                   Sole Managing Board Member


         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.


/s/ Andrew B. Hopping               Sole Managing Board       November 30, 1998
---------------------------         Member                    -----------------
Andrew B. Hopping

                                  EXHIBIT LIST


Exhibit
Number         Description
------         -----------

(1) Certificate of Formation of JNL Variable Fund LLC, attached hereto as EX-99.B1